SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14 (c)
of the Securities Exchange Act of 1934 (Amendment No.)
Check the appropriate box:

[ X]	Preliminary Information Statement	[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))

[ ]	Definitive Information Statement
AQUATIC CELLULOSE INTERNATIONAL CORPORATION
(Name of Registrant As Specified In Charter)

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AQUATIC CELLULOSE INTERNATIONAL CORPORATION
2504 43rd Street, Suite 5
Vernon, B.C., V1T 6L1,
Canada
Telephone: (250) 833-1985 Fax: (250) 833-1954
Notice of Written Consent of Stockholders
June 14, 2007

June 24, 2007

Dear Stockholder:

The accompanying Information Statement is being furnished to the holders of shares of the common and preferred stock of Aquatic Cellulose International Corporation (the "Company"), a Nevada corporation. The Board of Directors (the "Board") is not soliciting your proxy and you are requested not to send us a proxy. The purpose of this Information Statement is to notify you of actions already approved by written consent of a majority of the voting stockholders and directors. Pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, the following actions will not be effective until twenty (20) days after the date the Information Statement is mailed to the stockholders:

1.
To authorize the Company's Board of Directors to amend our Articles of Incorporation to increase the maximum number of shares of common stock that the Company shall be authorized to have outstanding at any time to three billion (3,000,000,000) shares of common stock at par value of $.001 with no preemptive rights. These additional shares will have the same rights, privileges, preferences and restrictions as the Company’s shares of common stock which are currently authorized.

2.	To authorize the Company’s Board of Directors to amend our certificate of incorporation to change the Company’s name to Valor Energy Corporation.

The enclosed Information Statement is being mailed on or about June 22, 2007 to stockholders of record as of the close of business on April 24, 2007. You are urged to read the enclosed Information Statement in its entirety.

For the Board of Directors of
Aquatic Cellulose International Corporation

By: /s/ Sheridan B. Westgarde
Sheridan B. Westgarde

Chairman

THIS INFORMATION STATEMENT IS BEING PROVIDED TO
YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY
INFORMATION STATEMENT
AQUATIC CELLULOSE INTERNATIONAL CORPORATION
331 4th Street NE
Salmon Arm, B.C., V1E 4P2,
Canada
Telephone: (250) 833-1985 Fax: (250) 833-1954
Notice of Written Consent of Stockholders
June 24, 2007

(Preliminary)
June 14, 2007

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the holders (the "Stockholders") of the common and preferred stock, par value $.001 per share (the "Voting Stock"), of Aquatic Cellulose International Corporation, a Nevada Corporation (the "Company"), to notify such Stockholders of the following:

On or about April 24, 2007, the Company received written consent in lieu of a meeting of Stockholders from (i) shareholders holding 950,000 shares of common stock entitled to one vote per share; and (ii) shareholders holding 2,700,000 shares of Series A Convertible Preferred Stock entitled to 1000 votes per share, a total of 2,700,950,000 votes, approving an amendment to the Articles of Incorporation of the Company (the "Amendment"), to change the name of the Company to Valor Energy Corporation and to increase the maximum number of shares of stock that the Company shall be authorized to have outstanding at any time to three billion (3,000,000,000) shares of common stock at par value of $.001 with no preemptive rights. These additional shares will have the same rights, privileges, preferences and restrictions as the Company’s shares of common stock which are currently authorized. As the holders of the Series A Convertible Preferred Stock, these shareholders have the right to vote one thousand times for each share of Series A Convertible Preferred Stock held on all matters submitted to the shareholders.

On April 24, 2007, pursuant to Nevada Revised Statutes (“NRS”) 78.315, the Board of Directors of the Company approved the above-mentioned actions, subject to Stockholder approval. According to NRS 78.390, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to amend the Company’s Articles of Incorporation. The Majority Stockholders approved the action by written consent in lieu of a meeting on April 24, 2007, in accordance with the NRS. Accordingly, your consent is not required and is not being solicited in connection with the approval of the action.

In order to eliminate the costs and management time involved in holding a special meeting, and in order to effectuate the Amendment as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company decided to utilize the written consent of the Majority Stockholders of the Company.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common and Series A Convertible Preferred Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board of Directors has fixed the close of business on April 24, 2007, as the record date (the "Record Date") for the determination of Stockholders who are entitled to receive this Information Statement.

Each share of our common stock entitles its holder to one vote on each matter submitted to the stockholders and the holders of our Series A Convertible Preferred Stock are entitled to vote one thousand times for each share of Series A Convertible Preferred Stock held on all matters submitted to the shareholders. However, because the stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing actions by resolution; and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the forgoing action will not become effective until at least 20 calendar days after the mailing of this Information Statement.

This Information Statement is being mailed on or about June 24, 2007 to all Stockholders of record as of the Record Date.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

The following document as filed with the Commission by the Company is incorporated herein by reference:

1.	Quarterly Report on Form 10-QSB for the period ended February 28, 2007

The following document as filed with the Commission by the Company is filed herewith:

1.	Annual Report on Form 10-KSB/A for the year ended May 31, 2006

OUTSTANDING VOTING SECURITIES

As of the date of the Consent by the Majority Stockholders, April 24, 2007, the Company had 100,000,000 shares of Common Stock issued and outstanding and 2,700,000 shares of Series A preferred shares issued and outstanding. Each share of outstanding Common Stock is entitled to one vote on matters submitted for Stockholder approval. Series A Convertible Preferred Stockholders are entitled to vote one thousand times for each share of Series A Convertible Preferred Stock held on all matters submitted to the shareholders.

On April 24, 2007, the holders of 2,700,000 shares of Series A Preferred Stock and 1,450,000 shares of Common Stock, representing approximately 96.48% of the 2,800,000,000 total possible votes from the following (i) 100,000,000 shares of Common Stock entitled to one vote per share (ii) 2,700,000 shares of Series A Convertible Preferred Shares entitled to 1000 votes per share then outstanding for a total of 2,700,000 votes, executed and delivered to the Company a written consent approving the actions set forth herein. Since the action has been approved by the Majority Stockholders, no proxies are being solicited with this Information Statement.

The NRS provides in substance that unless the Company's articles of incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Common Stock:

The following information table sets forth certain information regarding the Company's common stock owned on April 24, 2007, by (i) each shareholder who is known by the Company to own beneficially more than 5% of its outstanding Common Stock, (ii) each director and officer, and (iii) all officers and directors as a group:

Names and Address of Directors, Officers and 5% Stockholders	Number of Common Shares Owned	Percentage of Common Stock Owned On April 24, 2007 (1)
Sheridan Westgarde 2504 27th Ave. Vernon, BC. V1T 1T1	950,000	1.0%
Lonnie Hayward 7120 205th St. Langley, B.C. V2Y 1T1	500,000	0.5%
All directors and executive officers as a group (1 in number)	1,450,000	1.5%

(1)	Applicable percentage of ownership is based on 100,000,000 shares of common stock outstanding as of April 24, 2007.

Preferred Stock:

The following information table sets forth certain information regarding the Company's Series A Convertible Preferred Stock owned on April 24, 2007, by (i) each shareholder who is known by the Company to own beneficially more than 5% of its outstanding Series A Convertible Preferred Stock, (ii) each director and officer, and (iii) all officers and directors as a group:

Names and Address of Directors, Officers and 5% Stockholders (1)	Number of Series A Preferred Shares Owned	Percentage of Preferred Stock owned On April 24, 2007(1)
Sheridan Westgarde 2504 27th Ave. Vernon, BC. V1T 1T1	1,350,000	48.21%
All directors and executive officers as a group (1 in number)	1,350,000	48.21%
Lonnie Hayward 7120 205th St. Langley, B.C. V2Y 1T1	1,350,000	48.21%

(1) Applicable percentage of ownership is based on 2,700,000 shares of Series A Convertible Preferred Stock outstanding as of April 24, 2007.

Voting Rights of Common and Preferred Stock:

The following information table sets forth certain information regarding the votes associated with the Company’s shares of Common Stock and Series A Convertible Preferred Stock as of April 24, 2007. The chart shows the voting information of stock held by (i) each shareholder who is known by the Company to own beneficially more than 5% of its outstanding voting stock, (ii) each director and officer, and (iii) all officers and directors as a group. The Common Stock and Series A Convertible Preferred Stock vote together as one class on all matters requiring a shareholder vote:

The following information table sets forth certain information regarding the Company's Series A Convertible Preferred Stock owned on April 24, 2007, by

Names and Address of Directors, Officers and 5% Stockholders (1)	Total Number of Votes from Common Shares Held (1)	Total Number of Votes from Preferred Shares Held (2)	Total Number of Votes	Percentage of Total Votes (3)
Sheridan Westgarde 2504 27th Ave. Vernon, BC. V1T 1T1	950,000	1,350,000,000	1,350,950,000	48.25%
Lonnie Hayward 7120 205th St. Langley B.C. V2Y 1T1	500,000	1,350,000,000	1,350,500,000	48.23%
Total	1,450,000	2, 700,000,000	2,701,450,000	96.48%

(1)	Based on one vote per Common share held.
(2)	Based on one thousand votes per Series A Convertible Preferred Share held.

(3)
Based on (i) 100,000,000 Common shares outstanding with one vote per share and (ii) 2,700,000 Series A Convertible Preferred shares outstanding with one thousand votes per share for a total of 2,700,000,000 total votes from preferred shares, voting together as one class. There are 2,701,450,000 total possible votes.

DISSENTER’S RIGHTS OF APPRAISAL

The Stockholders have no right under the NRS, the Company’s articles of incorporation consistent with above or By-Laws to dissent from any of the provisions adopted as set forth herein.

AMENDMENTS TO THE ARTICLES OF INCORPORATION

The consent of a majority of the voting shares of the Company was given for approving the amendment of the Company’s Articles of Incorporation to increase the number of the Company’s authorized shares of Common Stock from 100,000,000 shares to 3,000,000,000 shares. The form of Certificate of Amendment that will be filed with the Nevada Secretary of State is attached hereto as Exhibit A. These additional shares will have the same rights, privileges, preferences and restrictions as the Company’s share of common stock which are currently authorized.

AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK.

The Company's Articles of Incorporation, as amended (the "Articles of Incorporation") authorizes the maximum number of shares outstanding at any time shall be one hundred million (100,000,000) shares of Common Stock with no preemptive rights, $.001 par value. On April 24, 2007, the Board of Directors approved an amendment to the Articles of Incorporation to authorize three billion (3,000,000,000) shares of Common Stock. Each share of Common Stock is entitled to one vote and each share of Series A Convertible Preferred is entitled to one thousand votes on all matters submitted to the shareholders. The Board of Directors is authorized to fix the number of shares of and to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon the Common Stock. These additional shares will have the same rights, privileges, preferences and restrictions as the Company’s shares of common stock which are currently authorized. On
April 24, 2007, the holders of a majority of the outstanding shares of Voting Stock approved the amendment by written consent.

The general purpose and effect of the amendment to the Company's Articles of Incorporation is to authorize 2,999,900,000 additional shares of Common Stock. The Board of Directors believes it is in the best interest of the Company to have the additional shares of Common Stock to be issued. The general purpose and effect of the amendment to the Company’s Articles of Incorporation in authorizing 2,999,900,000 additional shares of Common Stock will be to use such additional shares of common stock for general corporate purposes, including acquisitions, equity financings, stock dividends, stock splits or other recapitalizations, and grants of stock options.

Specifically, we must increase the authorized shares in order to fulfill our obligations under various convertible debentures. On March 19, 2004, we entered into a Securities Purchase Agreement with AJW QUALIFIED PARTNERS, LLC, AJW OFFSHORE, LTD., and AJW PARTNERS, LLC, (“Investors”). Under this agreement, Investors agreed to purchase (i) 10% convertible debentures of the Company, in the aggregate principal amount of Nine Hundred Thousand Dollars ($900,000), convertible into shares of common stock, par value $.001 per share, of the Company; and ii) warrants to purchase Nine Hundred Thousand (900,000) shares of Common Stock. On March 4th, 2001 we issued two convertible debentures of $100,000 in cash each for an aggregate of $200,000 and on March 22th, 2004, we issued three convertible debentures of $433,333, $433,334 and $33,333 respectively, in cash each for an aggregate of $900,000. On August 6, 2004 we entered into a Securities Purchase Agreement with AJW QUALIFIED PARTNERS, LLC, AJW OFFSHORE, LTD., AJW PARTNERS, LLC and NEW MILLENIUM CAPITAL PARTNERS II, LLC, (“Investors”). Under this agreement, Investors agreed to purchase (i) 10% convertible debentures of the Company in the aggregate principal amount of Two Hundred Fifty Thousand Dollars ($250,000)convertible into shares of common stock, par value $.001 per share, of the Company, upon the terms and subject to the limitations and conditions set forth in such Debentures and (ii) warrants to purchase Two Hundred Fifty Thousand (250,000) shares of Common Stock (the "WARRANTS"). Both of these agreements provide if at any time the number of shares of Common Stock authorized and reserved for issuance is below the amount is below the amount to be reserved for the Investors under the terms of the Agreements, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares.

All of the convertible debentures under these Agreements were issued as of March and August 2004, and all are currently convertible.. However, we are unable to fulfill our obligations under these agreements because we have an insufficient number of Common Shares to issue the shares underlying the notes. Under these agreements, if the Company fails to obtain the shareholder approval necessary to increase the number authorized shares within thirty (30) days following the date on which the number of required reserve shares exceeds the authorized and reserved shares, the Company may be required to pay to the Investors liquidated damages of three percent (3%) of the outstanding amount of the Debentures per month plus accrued and unpaid interest on the Debentures, prorated for partial months, in cash or shares at the option of the Investors. To date, the Investors have not required that such liquidated damages be paid, however they may elect to so require at any time. Upon the increase in the authorized shares and as per the terms of the Agreement, we intend to reserve twice the amount of shares required to satisfy the conversion of the notes or 1,400,000,000.

Additionally, our Certificate of Designation filed with the State of Nevada on April 3, 2007, which allows for the conversion of the 5,000,000 authorized shares of Series A Convertible Preferred Stock into 305,000,000 shares of Common Stock, requires that we increase the authorized common stock in order to allow for a share reserve for this conversion. Of the intended increase to 3,000,000,000 total authorized Common Shares, 100,000,000 shares are currently issued and outstanding, 305,000,000 shares shall be held in reserve for the conversion from Series A Convertible Preferred Stock, 1,400,000,000 shares shall be held in reserve for the issuances to Investors under the terms of the Securities Purchase Agreements, and 1,295,000,000 shares shall be available for any additional stock issuances by the Company.

In April 2007, the Board of Directors approved the issuance of 1,350,000 shares of Series A Convertible Preferred stock to Sheridan Westgarde pursuant to his Employment Agreement with the Company. This Agreement provides that the Company issue Mr. Westgarde enough stock to make him a twenty-seven percent owner of the Company's issued and outstanding shares, calculated following all issuances of stock to certain stake holders. The original commitment as per agreement to take over as Director/CEO in March of 2003, was 5% of new authorized shares, as disclosed in the May 31, 2003 Form 10-KSB/A. This was later modified to 27% of planned Issued and Outstanding.

In April 2007, the Board of Directors approved the issuance of 1,350,000 shares of Series A Convertible Preferred stock to Lonnie Hayward pursuant to his Employment Agreement with the Company. This Agreement requires that the Company issue Mr. Hayward enough stock to make him a twenty-seven percent owner of the Company's issued and outstanding shares, calculated following all issuances of stock to certain stake holders.

As a result of these issuances, Mr. Westgarde and Mr. Hayward together control 96.48% of the votes for the Company. Additionally, the additional authorized shares of Common Stock could have an anti-takeover effect. If the Company’s Board of Directors desires to issue additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

When the Board of Directors deems it to be in the best interests of the Company and the Stockholders to issue additional shares of Common Stock in the future from authorized shares, the Board of Directors generally will not seek further authorization by vote of the Stockholders, unless such authorization is otherwise required by law or regulations.

EFFECTIVE DATE OF AMENDMENTS

Pursuant to Rule 14c-2 under the Exchange Act, the effective date of the action stated herein, shall not occur until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the Stockholders. The Company anticipates that the actions contemplated hereby will be effected on or about the close of business on July 16, 2007.

By Order of the Board of Directors By: /s/ Sheridan B. Westgarde Sheridan B. Westgarde Chairman

Exhibit A

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 10-KSB/A

      (Mark One)
      |X|      ANNUAL REPORT PURSUANT SECTION 13 or 15(d) OF THE SECURITIES
               EXCHANGE ACT OF 1934. For the fiscal year ended MAY 31,
               2006.

      |_|      TRANSITION REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934. For the transition period from _______________ to _______________

                         Commission file number 0-27063

                      AQUATIC CELLULOSE INTERNATIONAL CORP.
                 (Name of small business issuer in its charter)

             Nevada                                    82-0381904
-------------------------------           -------------------------------------
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
 incorporation or organization)

   331 4th Street NE, Salmon Arm B.C. Canada                 V1E 4P2
----------------------------------------------         -------------------
    (Address of principal executive offices)                (Zip Code)

Registrant's Telephone number, including area code: (250) 833-1985
                                                    --------------

Securities registered under 12(b) of the Exchange Act:                 None

Securities registered under Section 12(g) of the Act:          Common Stock

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes  |_|  No |X|

Check if there is no disclosure of delinquent filers in response to Item 405 of
Regulation S-B contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any
amendment to this Form 10-KSB. |_|

Indicate by check mark whether the registrant is a shell company (as defined in
Rule 12b-2 of the Exchange Act). (Check one): Yes |_| No |X|

The issuer had equity in earnings for the fiscal year ended May 31, 2006 of
$457,243

The aggregate market value of the voting stock held by non-affiliates on May 31,
2006 was approximately $1,600,000 based on the average of the bid and asked prices of the issuer's common stock in the over-the-counter market on such date as reported by the OTC Bulletin Board. As of MARCH 8, 2007, 100,000,000 shares of the issuer's common stock were outstanding.

                       DOCUMENTS INCORPORATED BY REFERENCE


THIS ANNUAL REPORT ON FORM 10-KSB/A HAS BEEN AMENDED FOR THE PURPOSE OF
INCLUDING CERTAIN ADDITIONAL DISCLOSURES IN SPECIFIC SECTIONS OF THE FILING.
ADDITIONS HAVE BEEN MADE TO THE FOLLOWING SECTIONS;

o        ITEM 6 MANAGEMENTS DISCUSSION AND ANALYSIS OF FINANCIAL

         CONDITION AND RESULTS OF OPERATIONS ---------------------   - PAGE 11

o        ITEM 8A CONTROLS AND PROCEDURES -------------------------   - PAGE 17

o        NOTE 5 INVESTMENT IN HAMILL LEASE -----------------------   - PAGE F-12


                                     PART I

ITEM 1.  DESCRIPTION OF BUSINESS

AQUATIC CELLULOSE INTERNATIONAL CORP. ("Aquatic") is a Nevada Corporation
originally organized as Aquatic Cellulose Ltd. ("ACL") and was incorporated in
March of 1996. Aquatic is an independent oil and gas investment, development and production company, engaged in the acquisition and development of crude oil and natural gas reserves and production principally in the state of Texas of the
United States.

         Located in Salmon Arm, British Columbia, Canada, Aquatic Cellulose
International was originally organized as a forest-based company focusing on accessing and recovering submerged timber. Aquatic's principal activity was the procurement of contracts for the salvage and harvest of submerged timber and the sale of lumber derived from such timber. In March of 2003, new management decided on the new business direction in Oil and Gas due to continued losses from operations and lack of progress in underwater wood project development.

         Aquatic plans to grow its business by investing in acquisitions, development, and production and sale of natural gas and crude oil. Aquatic plans to further expand its investments and cash flow by capitalizing on modern technological developments in the area of oil and gas production development.
New technology since the development of the computer industry has allowed for better identification of by-passed reserves in previously discovered oil and gas fields. Geological analysis using "Direct Hydrocarbon Indicator" (DHI) tools and methods, as well as improved 3D seismic data processing have been successfully used to enhance and revitalize previously developed and currently developed oil and gas producing sites.

         Aquatic's overall goal is to maximize corporate value through profitable growth in our oil and gas reserves. This will be achieved through balanced portfolio consisting of;

                o       Development of existing production wells.

                o       Application of new technology to historically producing
                        reservoirs targeting significant by-passed reserves.

                o       Acquisitions of producing reserves.

                o       Acquisitions of working production interests and
                        royalties.

OIL & GAS PROPERTY INTERESTS

         Effective March 2004 the Company completed a reorganization of its core business, shifting from the underwater wood business to that of investment and development of oil and natural gas. In March 2004, pursuant to an agreement with
Century Resources Inc. (now New Century Energy Corp. herein referred to as
"Century"), the Company acquired a 20 percent ownership position and a 16 percent net revenue interest in the Hamill lease, a 3,645-acre natural gas producing property located in Matagorda County, Texas. The agreement for the purchase of the Hamill lease also included an exclusive, optional, "New Project and Exploration Drilling Participation' agreement, under which in July 2004 the
Company exercised its right for the acquisition of a 50 percent ownership position and a 45 percent net revenue interest in a 1,280-acre lease in the
Prado Oil Field (Prado), located in Jim Hogg County, Texas. The lease has 20 existing wells that were originally producing in the 1960's, 4 of which are still producing.

         Effective January 1, 2005, the exclusive, optional, "New Project and
Exploration Drilling Participation' agreement with Century was modified, wherein, both the Company's three successive one year term options for participation on all Century deals and Century's 15 percent ownership percentage were deleted from the agreement. These clauses were replaced by an agreement whereby the Company purchased the option to participate on two specific projects of interest to the Company for a 7.5 percent ownership stake in the Company.
Under the revised agreement the Company has an exclusive right, but not the obligation, to participate with Century, by acquiring (a) up to seventy-five percent (75%) working interest in up to two (2) new drilling (exploration or development drilling) prospects in Wharton or Jackson Counties, Texas, developed by Century under the Viking International 3D Agreement and (b) up to fifty percent (50%) working interest to participate in the drilling of the initial test well on oil and gas leases comprising the twenty five acre Isaac Holliday tract in the William Cooper Survey in Waller County, Texas (Brookshire Dome
Field Area).

         Effective March 1, 2004, the Company has a Lease Operating Agreement in
place with Century. The operating agreement outlines the various responsibilities of both the Company and Century in regards to the management and operations of Hamill Lease.

         As of June 24, 2005 Aquatic elected to participate in the initial test well on the twenty five acre Isaac Holliday tract in the William Cooper Survey in Waller County, Texas (Brookshire Dome Field Area).


During October 2006, the Company sold all of its 50 percent Prado field working interest to New Century Energy Corp. in exchange for $300,000 in cash and a relinquishment by New Century of all of New Century's 7.5 percent interest in the Company's issued and outstanding stock to be issued following a proposed restructuring of the Company. This 7.5 percent interest in the Company's stock was as per the January 1, 2005 First Amendment to the Purchase and Sale and
Exploration Agreement with New Century. As a result of this agreement the
Company has removed its proposal to perform a reverse split (restructuring) of the Company's issued and outstanding shares from its revised proxy 14/A filing
(Not yet filed). (See Notes 6, 17 & 18 - Notes to Consolidated Financial
Statements)

- HAMILL LEASE - SOUTH SARGENT FIELD, MATAGORDA COUNTY, TEXAS:

         The Company acquired 20% of the working interest in the Sargent South
Field from Century Resources Inc in March 2004. The Sargent South Field is
located onshore in Matagorda County, Texas, east of Matagorda Bay. The leasehold is approximately 3,645 acres.

         At the time of this acquisition there were two producing wells, the
Hamill #2 and Hamill #19. In March 2004, the Hamill #10 well, a shut-in well on the lease, was recompleted with established production in the 3,345 foot sand.
One of the original producing wells at the time of acquisition, the Hamill #19, ceased flowing gas in May of 2004 after producing 615 MMCF of gas from the original completion at 3,917 foot. This Hamill #19 well was recompleted in July
2004, in a sand at 4,324 feet and this sand produced 107 MMCF of gas until it was depleted in October 2004. A workover was attempted in 2006 on the Hamill #19 at the 6,700 sand level, however this sand proved to be non-productive. The well and seismic data is currently being evaluated and depending on results of this interpretation, there may be an attempt to possibly deepen this well outside of the casing in the future.

         At present, there are five (5) producing wells on the Hamill Lease;
Hamill #2, Hamill #10, Hamill #11, Hamill #14 and Hamill #17, with daily production in excess of approximately 1,100 MCF of gas per day (MCFGPD), however, the Company can provide no assurances that the current completions will continue to produce at this rate, if at all.

         The Hamill Lease development benefits from a license to a 10 square mile 3-D seismic survey ("3-D") that was acquired by Century. This 3-D seismic survey is currently being used in the development planning of the property and new drilling locations have already been identified for drilling in 2007 and
2008. The process of interpreting the 3-D data will be an ongoing, with results from any new wells being integrated into the interpretation.

         We are participating in an ongoing workover and recompletion project underway in the Sargent South Field. The first well work began in January 2005, when work over operations were commenced on the Hamill #17 well, which had been shut-in since 2001 by a previous owner and operator. The wellhead and surface equipment were replaced and remedial operations commenced to drill out and remove various cement and cast iron bridge plugs set inside the well casing by previous operators. The well bore was cleaned out to a depth of 4,500 feet, and tests were run in the well to evaluate potential productive sands in this well.
In March 2005, the Hamill #17 well was recompleted in a stray sand at 4,230 feet; and is currently producing gas at the rate of approximately 125 MCF per day on a 8/64 inch choke with a flowing tubing pressure of 500 psi. Additional probable and proven behind pipe gas sands have been identified in the Hamill #17 well for future recompletion attempts, when the current completion at 4,230 feet depletes.

         During June 2005, work over operations commenced on the Hamill #14 well, which had also been shut-in since 2001. The wellhead and surface equipment were repaired and remedial operations commenced to drill out and remove a number of cement and cast iron bridge plugs set inside the well casing by previous operators. The well bore was cleaned out to a depth of 5,905 feet, and tests were run in the well to evaluate potential productive sands in this well. In
July 2005, the Hamill #14 was recompleted in a sand at 4,209 feet at the rate of
175 MCF of gas per day on a 8/64 inch chokes with flowing tubing pressure of
1,000 pounds per square inch. Additional probable and proven behind pipe gas sands have been identified in the Hamill #14 well for future recompletion attempts, when the current completion at 4,209 feet depletes. This well is currently producing at the rate of 175 MCF per day on a 8/64 inch choke with a flowing tubing pressure of 500 psi.

         During August 2006, a third workover operation commenced on the Hamill
#10 well after the well ceased producing gas earlier in this month. Remedial operations commenced to clean out produced sand from the well bore and a sand control screen and gravel pack were installed in the well. Production was restored on September 5, 2006 to 3,270 feet. Additional probable and proven reserves behind pipe gas sands have been identified in the Hamill #10 well for future recompletion attempts, when the current completion at 3,270 feet depletes. This well is currently producing at the rate of approximately 425 MCF per day on a 9/64 inch choke with a flowing tubing pressure of 950 psi.

         During August 2005 work over operations commenced on the Hamill #2 well. This well was a marginal producer and a number of cast iron bridge plugs set inside the well casing by previous operators were removed. The well was cleaned out to a depth of 6,170 feet. In October of 2005, the Hamill #2 was recompleted in the 5,940 foot sand at the rate of 950 MCF per day. During the first quarter of 2006 the Hamill #2 well was shut in due to the formation sand entering the well bore. The well was cleaned out and


gravel packed in March of 2006 and the well is currently producing at the rate of approximately 375 MCF per day on a 9/64 inch choke with a flowing tubing pressure of 900 psi.

         During November of 2005, work over operations commenced on the Hamill
#11 well. This well was a marginal producer and a number of cast iron bridge plugs set inside the well casing by previous operators were removed. The well was cleaned out to a depth of 6,000 feet. In February of 2006, the Hamill #11 was recompleted in the 2,760 foot sand at the rate of 275 MCF per day. The well is currently producing at the rate of 55 MCF per day on a 10/64 inch choke with a flowing tubing pressure of 250 psi.

         During August of 2006 the Company elected to participate in the redevelopment of the Hamill #1-R well, that was originally drilled by Gulf Oil
Corporation to a depth of 16,200' in 1961 and subsequently plugged and abandoned by Gulf in June 1967. Recent operations included milling out and removing numerous cement and bridge plugs set in the well when it was originally abandoned by Gulf. The well has been cleaned out to a depth of 11,000 feet inside the existing 9-5/8" casing. Cased hole logs were run in the well in
October of 2006 and the well is being evaluated for possible gas sands for testing and possible production. The first recompletion attempted in November of
2006, at a depth of 5,560 feet produced gas, but in non-commercial quantities.

         Compression was installed in the Sargent Field during July of 2006.
Presently three producing wells are on compression, wells number 11, 14 and 17.

         On September 18, 2006 the Company paid to New Century its 20 percent pro-rata share, totaling $68,634.30 for 1,610 acres State of Texas oil and gas leases in the offshore area of Matagorda County, Texas. Four new leases totaling
1,610 acres have been acquired by the Company, and this acreage is contiguous with our onshore Sargent South Field acreage. The new leases are subject to our
Joint Operating Agreement with New Century Energy Corp and have a term of five years and expire on April 4, 2011.

- PRADO FIELD LEASES, JIM HOGG COUNTY, TEXAS:

         During July 2004, the Company, under the terms of the agreement with
Century exercised its option to participate for a 50% working interest in the comprising of 1,280 acres in the Prado Field located in Jim Hogg County, Texas.
As of June 30, 2006, there are four (4) active wells on this lease and twenty
(20) inactive well bores.

         On April 26, 2005, the Company and Century entered into a Development
Agreement relating to the Prado Field interests with Strong Petroleum Group,
Inc. (a Texas corporation hereinafter "Strong") to invest and participate in the re-development of the Company's Prado field interests (the "Prado Assets" and the "Development Agreement"). The Development Agreement had an effective date of
April 1, 2005. The Development Agreement called for Strong to invest at least
$2.0 million in an initial work program in 2005 and to pay a signing bonus to the Company and Century. Additionally, Strong was to pay all of the initial work program expenditures while providing the Company and Century a 12.5% carried working interest. The scope of the "Work Program" was at a minimum to include the following activities: Strong was to conduct a comprehensive study in the
Prado Field and perform workovers as needed or in lieu of working over wells,
Strong had the option to substitute the drilling of new wells(s), or the workover of other wells in adjacent acreage later acquired from the Kennedy
Memorial Foundation of Corpus Christi, Texas and/or re-enter wells that were shut-in or plugged and abandoned. These alternative operations were to be pursued as necessary in combination with other workovers until the Work Program required expenditure of $2,000,000 was met, and Strong was to drill, test and complete, if commercially viable, a minimum of two (2) new wells to a true vertical depth ("TVD") not to exceed 5,500 feet.

         Under the original Development Agreement, Strong was entitled to receive a Partial Assignment of the interests we originally purchased from
Century, if Strong completed the Work Program before December 31, 2005, expended no less than two million dollars ($2,000,000) in accordance with the terms of the Work Program, did not breach the Development Agreement, and had no outstanding debt which would or could support a lien on the Prado Field interests. However, none of the required tasks were completed in accordance with the original required schedule. While, we were not legally required to provide an additional extension to Strong, we did sign an extension in December 2005, which provided an extension for Strong to accomplish the required Work Program until March 31, 2006. On March 22, 2006 the Company sent notice to Strong that it was unwilling to provide any further unconditional extensions.

         On April 6, 2006 a new Extension Agreement was executed between the
Company, Centruy and Strong with an effective date of March 31, 2006, which extended the deadline for Strong's required accomplishment of all of Work
Program which was revised by the Extension Agreement until 5:00 p.m. September
21, 2006 (the "Extended Deadline"). The "Revised Work Program" changed the original Work Program, to require Strong to drill, test and complete, if commercially viable, a minimum of two (2) new wells to a true vertical depth
("TVD") not to exceed 4,000 feet; to require Strong to perform casing integrity operations on certain wells described in the Development Agreement, and to plug and abandon wells that are not commercial to workover; and to require Strong to complete a minimum of five workovers on various wells described in the
Development Agreement.

         Strong acknowledged that its failure to perform each and every one of the tasks associated with the Revised Work Program on or before the Extended
Deadline shall result in Strong not being able to earn any assignment in the
Prado Assets and as such,


Strong will be required to redeliver all of the property and documents associated with the Prado Assets in accordance with the original terms of the
Development Agreement.

         If Strong is not entitled to the assignment, Strong's rights will terminate with respect to any and all producing wells associated with the Prado
Assets, effective September 21, 2006, and Strong shall execute a release of rights indicating that it does not own or claim any interest in the Prado
Assets. Additionally, all right, title and interest in any and all equipment installed on the Prado Assets shall become our property and our partner
Century's. Recent discussions with Strong indicate that they will not commence the required work program by September 21, 2006, and Strong acknowledges that they will not earn any rights to the property.

         Our 6.33 percent portion of the production from the Prado field currently covers the Company's portion of the operating costs of the project.

         On June 1, 2005, 47,300,000 share certificates of Titan Oil and Gas
(formerly Titan Consolidated Inc. and herein referred to as "Titan"), were received by the Company. Titan represented that the shares were valued, and the
Company agreed, at $460,000. These shares were issued to the Company as consideration for a 40 percent working interest in the Company's Prado field interest (See Notes 6 and 18 - Notes to Consolidated Financial Statements). An
agreement was also reached with Titan, whereby the Prado field property interest would be switched to a different property interest that the Company may elect to participate on in the future, the Wharton 3D project. During the three-month period ended November 30, 2005, the Company anticipated utilizing these funds for the Wharton 3D project. During the fiscal year ended May 31, 2006, the
Company sold Titan shares to third parties for $286,715 in cash, exchanged 7.3 million Titan shares with Gary Ackles, the Company's former CEO, for a $32,000 increase in the amount on deposit with Ackles and with respect to the ongoing negotiation to settle all amounts owed to Ackles and exchanged $37,500 in
Company debt for approximately 3,500,000 shares of Titan common stock. During
November 2005, Titan notified the Company that it was no longer interested in acquiring a 40 percent interest in the Wharton 3D project (switched from the
Prado lease), and decided to terminate their agreement with the Company. On
December 1, 2005, Titan signed an agreement to except $100,000 in cash as full renumeration of their initial investment in Wharton 3D (switched from Prado). As of February 28, 2006, the Company had paid the settlement amount to Titan in full and Titan has acknowledged that they no longer have any claim or rights to the Company's Wharton 3D or Prado field interest. During the fiscal year ended
May 31, 2006, the Company recorded a $256,218 gain on settlement of Wharton 3D project (See Notes 6 and 18 - Notes to Consolidated Financial Statements).

         On September 21, 2006 the Company's (together with New Century Energy
Corp) agreement with Strong Petroleum Group ended. On September 28, 2006 a
Memorandum Concerning the Termination of the Development Agreement with Strong was signed by the Company, New Century and Strong.

         During October 2006, the Company sold all of its 50 percent Prado field working interest to New Century Energy Corp. in exchange for $300,000 in cash and a relinquishment by New Century of all of New Century's 7.5 percent interest in the Company's issued and outstanding stock to be issued following a proposed restructuring of the Company. This 7.5 percent interest in the Company's stock was as per the January 1, 2005 First Amendment to the Purchase and Sale and
Exploration Agreement with New Century. As a result of this agreement the
Company has removed its proposal to perform a reverse split (restructuring) of the Company's issued and outstanding shares from its revised proxy 14/A filing
(Not yet filed). (See Notes 1, 6, 17 & 18 - Notes to Consolidated Financial
Statements)

- BROOKSHIRE DOME FIELD AREA:

         In June of 2005, the Company used $19,930 of loan proceeds for the purchase of a 50% working interest in a 26 lease program in Waller County in the area of the Brookshire Dome Field. This project is the first of two planned development projects the company acquired the rights to participate in by means of the amended agreement with Century dated January 1, 2005. Also in June of
2005, the Company used approximately $95,000 in loan proceeds to participate in drilling of the first test well on June 15, 2005. The well was temporarily plugged at a depth of 5,200 feet on June 27, 2005. This project is currently under evaluation to determine what direction the Company will take in respect to future operations. Seventeen of the original 26 leases taken over this prospect have expired. The project evaluation includes the viability of extending these leases and deepening of the test well.

RISK FACTORS OF THE OIL AND GAS INDUSTRY

VOLATILE OIL AND GAS PRICES CAN MATERIALLY AFFECT THE COMPANY.

         The Company's future financial condition and results of operations will depend upon the prices received for the Company's oil and natural gas production and the costs of acquiring, finding, developing and producing reserves. Prices for oil and natural gas are subject to fluctuations in response to relatively minor changes in supply, market uncertainty and a variety of additional factors that are beyond the control of the Company. These factors include worldwide political instability (especially in the Middle East and other oil-


producing regions), the foreign supply of oil and gas, the price of foreign imports, the level of drilling activity, the level of consumer product demand, government regulations and taxes, the price and availability of alternative fuels and the overall economic environment. A substantial or extended decline in oil and gas prices would have a material adverse effect on the Company's financial position, results of operations, quantities of oil and gas that may be economically produced, and access to capital. Oil and natural gas prices have historically been and are likely to continue to be volatile. This volatility makes it difficult to estimate with precision the value of producing properties in acquisitions and to budget and project the return on development projects involving the Company's oil and gas properties. In addition, unusually volatile prices often disrupt the market for oil and gas properties, as buyers and sellers have more difficulty agreeing on the purchase price of properties.

UNCERTAINTY IN CALCULATING RESERVES; RATES OF PRODUCTION; DEVELOPMENT
EXPENDITURES; CASH FLOWS:

         There are numerous uncertainties inherent in estimating quantities of oil and natural gas reserves of any category and in projecting future rates of production and timing of development expenditures, which underlie the reserve estimates, including many factors beyond the Company's control. Reserve data represent only estimates. In addition, the estimates of future net cash flows from the Company's proved reserves and their present value are based upon various assumptions about future production levels, prices and costs that may prove to be incorrect over time. Any significant variance from the assumptions could result in the actual quantity of the Company's reserves and future net cash flows from them being materially different from the estimates. In addition, the Company's estimated reserves may be subject to downward or upward revision based upon production history, results of future development, prevailing oil and gas prices, operating and development costs and other factors.

OIL AND GAS OPERATIONS INVOLVE SUBSTANTIAL COSTS AND ARE SUBJECT TO VARIOUS
ECONOMIC RISKS:

         The oil and gas operations of the Company are subject to the economic risks typically associated with development and production activities, including the necessity of significant expenditures to locate and acquire producing properties and to drill exploratory wells. In conducting development activities, the presence of unanticipated pressure or irregularities in formations, miscalculations or accidents may cause the Company's development and production activities to be unsuccessful. This could result in a total loss of the
Company's investment. In addition, the cost and timing of drilling, completing and operating wells is often uncertain.

SIGNIFICANT CAPITAL REQUIREMENTS:

         The Company must make a substantial amount of capital expenditures for the acquisition, and development of oil and gas reserves. To date, the Company has paid for acquisitions and expenditures with cash from the issuance of debt, convertible notes and operating activities. The Company's revenues or cash flows could be reduced because of lower oil and gas prices or for some other reason.
If the Company's revenues or cash flows decrease, it may not have the funds available to replace its reserves or to maintain production at current levels.
If this occurs, it would reduce production over time. Other sources of financing may not be available if the Company's cash flows from operations are not sufficient to fund its capital expenditure requirements. Where the Company is not the majority owner or operator of an oil and gas project, it may have no control over the timing or amount of capital expenditures associated with the particular project. If the Company cannot fund its capital expenditures, its interests in some projects may be reduced or forfeited.

COSTS INCURRED TO CONFORM TO GOVERNMENT REGULATION OF THE OIL AND GAS INDUSTRY.

         Costs incurred due to changes at the federal or state level of the oil and natural gas regulatory environment could adversely affect the Company's ability to conduct business.

COSTS INCURRED RELATED TO ENVIRONMENTAL MATTERS.

         The Company, as a part owner or lessee of oil and gas properties, is subject to various federal, state and local laws and regulations relating to discharge of materials into, and protection of, the environment. These laws and regulations may, among other things, impose liability on the lessee under an oil and gas lease for the cost of pollution clean-up resulting from operations, subject the lessee to liability for pollution damages, and require suspension or cessation of operations in affected areas.

         The Company is not aware of any environmental claims existing as of
March 8, 2007, which would have a material impact upon the Company's financial position or results of operations.


DEVELOPMENT HAZARDS:

         Production development of oil and natural gas can be hazardous, involving unforeseen occurrences such as blowouts, cratering, fires and loss of well control, which can result in damage to or destruction of wells or equipment, injury to persons, loss of life, or damage to property or the environment.

GENERAL ECONOMIC CONDITIONS:

         Virtually all of the Company's operations are subject to the risks and uncertainties of adverse changes in general economic conditions, the outcome of pending and/or potential legal or regulatory proceedings, changes in environmental, tax, labor and other laws and regulations to which the Company is subject, and the condition of the capital markets utilized by the Company to finance its operations.

SEASONALITY OF BUSINESS

         Weather conditions affect the demand for and prices of natural gas and can also delay drilling activities, disrupting our overall business plans.
Demand for natural gas is typically higher in the second and third quarters due to increased heating demands resulting in higher natural gas prices. Due to these seasonal fluctuations, results of operations for individual quarterly periods may not be indicative of results that would be realized on an annual basis.

COMPETITIVE CONDITIONS IN THE BUSINESS

         The petroleum and natural gas industry is highly competitive and we compete with a substantial number of other companies that have greater resources, such as, GulfWest Energy Inc. and TransTexas Gas Corp. Many such companies, not only explore, produce and market petroleum and natural gas but also carry on refining operations and market the resultant products on a worldwide basis. There is also competition between petroleum and natural gas producers and other industries producing energy and fuel. Furthermore, competitive conditions may be substantially affected by various forms of energy legislation and/or regulation considered from time to time by the governments
(and/or agencies thereof) of the United States and Canada; however, it is not possible to predict the nature of any such legislation and/or regulation which may ultimately be adopted or its effects upon our future operations. Such laws and regulations may, however, substantially increase the costs of exploring for, developing or producing oil and gas and may prevent or delay the commencement or continuation of a given operation. The exact effect of these risk factors cannot be accurately predicted.

DISTRIBUTION

         Aquatic sells its production through contracts with existing pipeline operating companies and crude oil brokers. Due to the consistent demand for domestic energy as well as the maturity of the industry, Aquatic is able to achieve 100 percent sales of its production and have little to no difficulty in renewing distribution contracts as required.

GOING CONCERN

         Aquatic Cellulose International Corporation has experienced recurring losses, has a working capital deficiency of $11,005,381 and an accumulated deficit of $15,036,863 as of May 31, 2006. At the end of fiscal year ended May
31, 2004 the Company had reorganized its core business, shifting from the underwater wood business to that of investment and development of oil and natural gas. Though the Company has acquired a significant revenue producing asset, the Hamill lease working interest, its difficulty in raising further capital required for ongoing development could result in the Company having to scale back its operations. This factor, among others, raises substantial doubt as to its ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Notes to Consolidated Financial
Statements - Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

EMPLOYEES

As of May 31, 2006 the Company is utilizing consultants to manage 100 percent of the administration and business development, for which there is one Consultant under contract and two Consultants operating on a month to month basis.


ITEM 2.  DESCRIPTION OF PROPERTY

         Prior to October 2006, AQCI's offices were located at 2504 43rd Street,
Suite 5, Vernon, British Columbia, VIT 6L1. There is no lease and the rent is due on a monthly basis at the rate of $280.00.

         During October 2006, AQCI moved its office to the new location at 331
4th Street, NE, Salmon Arm, British Columbia, V1E 4P2. There is no lease and the rent is due on a monthly basis at the rate of $534.00.

ITEM 3.  LEGAL PROCEEDINGS

         AQCI is not a party to any material pending legal proceedings and, to the best of its knowledge, no such action by or against AQCI has been threatened.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS

         The Company has in the past filed a preliminary 14A Proxy with the
Securities and Exchange Commission to have shareholders vote on three proposals.
The Company has committed to remove from future amendments to this proxy one of those proposals, namely; to perform a reverse split of the Company's issued and outstanding shares.

         The Company is currently in process to seek approval from shareholders to amend our certificate of incorporation to increase the number of authorized
Common Stock from 100,000,000 to 3,000,000,000 shares, to amend our certificate of incorporation to change the Company name to Valor Corporation.

         The increase in authorized shares will allow the Company to facilitate the conversion to equity of existing convertible debt, amounts due to related parties and issue stock commitments to professionals. The change of our Company name will better identify the Company in the new business. (See Note 17 - Notes to Consolidated Financial Statements)

                                     PART II

ITEM 5.  MARKET FOR COMMON EQUITY AND RELATED SHAREHOLDER MATTERS

         Our common stock currently trades on the Pink Sheets, under the trading symbol "AQCI". The following table set forth the quarterly high and low bid prices per share for our common stock. The bid prices reflect inter-dealer prices, without retail markup, markdown, or commission and may not represent actual transactions.

                                                      HIGH BID      LOW BID
                FISCAL 2004
                First Quarter 2004                        .004         .004
                Second Quarter 2004                       .006         .004
                Third Quarter 2004                        .006         .006
                Fourth Quarter (5/31/04)                  .007         .004

                FISCAL 2005
                First Quarter 2005                        .005         .002
                Second Quarter 2005                      .0015        .0015
                Third Quarter 2005                       .0014        .0014
                Fourth Quarter (5/31/05)                  .005        .0032

                FISCAL 2006
                First Quarter 2006                        .004         .003
                Second Quarter 2006                      .0035         .002
                Third Quarter 2006                       .0024         .002
                Fourth Quarter (5/31/06)                  .017         .015


         To date, AQCI has not declared or paid dividends on its common stock.

         As of May 31, 2006, there were approximately 398 shareholders of record
(that are not in street name) of AQCI's Common Stock.

RECENT SALES OF UNREGISTERED SECURITIES

         During June 2001, the Company issued 2,500,000 shares of restricted stock at $0.05 per share for deposit on the purchase of equipment (price reflected market price) for a total value of $125,000. As of May 31, 2004, the seller formally canceled the agreement. Therefore, the value of the shares of
$125,000 has been presented as a contra equity item, as the Company determined that the amount no longer represents an asset as defined in Statement of
Financial Accounting Concepts No. 5 "Recognition and Measurement in Financial
Statements of Business Enterprises". The Company had difficulty in retrieving the original restricted share certificates due to the death of Mr. Raymond
Lefebvre. As of May 31, 2004, the Company had received from the executor of Mr.
Lefebvre's estate a letter informing the Company that they are unable to return the original stock certificates due to their being lost or destroyed and instructions to the Company's transfer agent to cancel the certificates. During
July 2006, the company finalized the cancellation of the 2,500,000 shares of restricted stock that were originally on deposit for the purchase of equipment.
Subsequently the Board of Directors approved the issuance of these shares as compensation to the Company's CEO. At the time of issuance the stock was valued at $3,750. (See Notes 14 and 18 - Notes to Consolidated Financial Statements)

         The Company plans to file an amended Preliminary 14/A filing with the
Securities and Exchange Commission, wherein, the Company will announce its intention to seek shareholder approval for an increase in the authorized shares to 300,000,000 shares. Additionally, the Company will seek approval to change the Company name to Valor Corporation. (See Note 17 - Notes to Consolidated
Financial Statements)

CONVERTIBLE NOTES ISSUED (THE INVESTORS OF THE SECURITIES WERE ACCREDITED
INVESTORS).

         During December 2003, the Company entered into an agreement whereby, the repayment of the outstanding debentures is intended to be made by an Equity
Line of Credit instrument negotiated between the convertible debenture holders and the Company. Based on this arrangement, the Company and the convertible debenture holders further agreed to an additional funding of $900,000. While these new funds are secured as a convertible debt, the repayment is intended to be managed through the Equity Line of Credit. The Company signed a $100,000 convertible promissory note as an advance on the $900,000 and paid $80,000 as a deposit to acquire the Hamill Lease and Options (See Note 9 - Notes to
Consolidated Financial Statements).

         On March 22th, 2004 Aquatic issued three convertible debentures of
$433,333, $433,334 and $33,333 respectively, in cash each for an aggregate of
$900,000 in accordance with ss. 4(2) and Rule 506 under the Securities Act of
1933, as amended. The investors of these securities were accredited investors.
Proceeds were used to acquire a working interest in Hamill Lease and pay a portion of outstanding consulting fees (See Note 5 and 9 - Notes to Consolidated
Financial Statements).

         On August 6th, 2004 Aquatic issued four convertible debentures of
$40,000, $7,500, $92,500 and $110,000 respectively, in cash each for an aggregate of $250,000 in accordance with ss. 4(2) and Rule 506 under the
Securities Act of 1933, as amended. The investors of these securities were accredited investors. Proceeds were used to acquire a working interest in Prado and pay a portion of outstanding consulting fees as of May 31, 2004 (See Note 6,
9 and 18 - Notes to Consolidated Financial Statements).

         In June of 2005, the Company agreed to an amendment to the convertible debentures dated March 19, 2004 having a total aggregate of $900,000. The agreement amends the applicable percentage of discount from 60 to 70 percent
(See Note 9 - Notes to Consolidated Financial Statements).

WARRANTS AND OPTIONS ISSUED (THE INVESTORS OF THE SECURITIES WERE ACCREDITED
INVESTORS).

         On March 22nd, 2004, Aquatic issued common stock purchase warrants for the right to purchase 900,000 shares of Common Stock of AQCI at $.0004 per share and expire March 22nd, 2006. These warrants were issued in accordance with ss.
4(2) and Rule 506 under the Securities Act of 1933, as amended. The investors of these securities were accredited investors.


         On August 6th, 2004, Aquatic issued common stock purchase warrants for the right to purchase 250,000 shares of Common Stock of AQCI at $.0004 per share and expire August 6th, 2006. These warrants were issued in accordance with ss.
4(2) and Rule 506 under the Securities Act of 1933, as amended. The investors of these securities were accredited investors.

TRANSFER AGENT AND REGISTRAR

         The Company's transfer agent is Oxford Transfer & Registrar located at
1000 Southwest Broadway, Suite 920, Portland, Oregon, 97205.

ITEM 6.    MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
           RESULTS OF OPERATIONS

         This report contains forward looking statements within the meaning of
Section 27a of the Securities Act of 1933 and Section 21e of the Securities
Exchange Act of 1934. These forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or anticipated results, including those set forth under
"Risk Factors" in this Management's Discussion and Analysis of Financial
Condition and Results of Operations" and elsewhere in this report. The following discussion and analysis should be read in conjunction with "Selected Financial
Data" and the Company's financial statements and notes thereto included elsewhere in this report.

PLAN OF OPERATIONS
-------------------

         The Company has reorganized its core business, shifting from the underwater wood business to that of investment and development of oil and natural gas and currently focusing on the Hamill lease, including the newly acquired approximately 1600-acre addition and the 26 lease program in Waller
County in the area of the Brookshire Dome Field.

HAMILL LEASE

         The 3645-acre Hamill Lease is secured by the property's natural gas production from five of the seven existing wells; Hamill #2, Hamill #10, Hamill
#11, Hamill #14 and Hamill #17., with our portion of the daily production in excess of approximately 176 MCF of gas per day, (MCFGPD) however, the Company can give no assurances that the wells will continue to produce at this rate, if at all. With a regulatory well spacing requirement of 40 acres per well the property has wells spanning approximately 300 acres with the remaining 3,345 acres largely available for drilling of new wells. The property has historically produced natural gas from multiple stacked pay sands supported by a 10 square mile area of mutual interest.

         The Hamill Lease development benefits from a license to a 10 square mile 3-D seismic survey ("3-D") that was acquired by Century. This 3-D seismic survey is currently being used by Century in the development planning of the property and new drilling locations have already been identified for drilling in
2007 and 2008. The process of interpreting the 3-D data will be an ongoing, with results from any new wells being integrated into the interpretation.

         The Company plans to participate in the development of the property throughout 2007 and 2008 by continuing recompletion work of existing well bores, as well as drilling of identified prospects. A report by R. A. Lenser &
Associates, independent petroleum engineers located in Houston, Texas, prepared estimates of the net proved natural gas reserves as of January 1, 2006 for the
South Sargent Field, Hamill Lease. The report discusses the Company's proved undeveloped (PUD) reserves primarily relate to reserves that are to be recovered from six new proved drilling locations. Since our Hamill Lease located in the
South Sargent field in Matagorda County, Texas is in an area with multiple pay zones, this property has proved producing, proved non-producing and proved undeveloped reserves (See Note 18 - Notes to Consolidated Financial Statements)

BROOKSHIRE DOME FIELD AREA

         In June of 2005, the Company used $19,930 of loan proceeds for the purchase of a 50% working interest in a 26 lease program in Waller County in the area of the Brookshire Dome Field. This project is the first of two planned development projects the company acquired the rights to participate in by means of the amended agreement with Century dated January 1, 2005. Also in June of
2005, the Company used approximately $95,000 in loan proceeds to participate in drilling of the first test well on June 15, 2005. The well was temporarily plugged at a depth of 5,200 feet on June 27, 2005. This project is currently under evaluation to determine what direction the Company will take in respect to future operations. Seventeen of the original 26 leases taken over this prospect have expired. The project evaluation includes the viability of extending these leases and deepening of the test well.

                                       10

OTHER DEVELOPMENTS

         As reported in Item 12 - Certain Relationships And Related Transaction
and Note 19 of the accompanying Notes to Consolidated Financial Statements, the
Company has completed the acquisition of the TigeroLynk(TM) large scale underwater manipulator technology. The Company management believes this technology represents a significant addition to the systems used in the off-shore oil and natural gas industry. The Company plans to finish the construction of the first commercial model of the TigeroLynk(TM) 120 in 2007, following which the Company will engage in a marketing and sales campaign focusing on the off-shore oil and natual gas and other underwater related industries. (See Note 18 - Notes to Consolidated Financial Statements)

SUMMARY OF OBJECTIVES

         The SHORT-TERM OBJECTIVES of Aquatic are to achieve successful growth in the two focus areas of the Company's business plan. They are as follows;

     OIL AND NATURAL GAS RESERVES AND REVENUE:

         1)       Development of its current working interest in the Hamill
                  Lease in Matagorda County Texas. Re-assessment of its current working interest in the Brookshire Dome Area in Waller County
                  Texas.

         2)       Completing the acquisition and development of the Wharton and
                  Jackson County prospect development opportunity, made known to the Company through its amended agreement with Century.

     TIGERoLYNK(TM) LARGE SCALE UNDERWATER MANIPULATOR TECHNOLOGY:

         1)       Finalize the completion of the commercial TigeroLynk(TM)
                  AR-120 unit currently under construction in Kamloops, British
                  Columbia, Canada.

         2)       Developing the Company's existing contacts with industry
                  professionals that could result in the implementation of the first TigeroLynk(TM) system into commercial use.

     Aquatic's LONG-TERM OBJECTIVES are as follows:

         1)       Develop a balanced investment portfolio of oil and natural gas producing properties and, eventually, exploration of
                  undeveloped project with potential for high rate of return in production proceeds and reserves.

         2)       Become the global supplier of TigeroLynk(TM) large scale
                  underwater manipulator technology to multiple sectors of the fresh water and ocean based industries. To maintain the
                  TigeroLynk(TM) marketing and sales focus on the commercial viability of the technology that maintains a high level of environmental stewardship.

         OUTLOOK

         Over the next twelve months, management is confident that existing cash flows from the Hamill lease production will be sufficient to meet the Company's cash commitments as they become payable. Management believes that the current plan to increase the Company's authorized shares is key to the Company's near and long term success. A more detailed discussion of the Company's liabilities and managements opinion's regarding those liabilities is as follows;

         o        Our objective in 2006 and on into 2007 is to continue to use our cash flows from operations to meet our operating expenses and working capital requirements. In the past the revenue
                  generated from the sale of our proportionate share of natural gas from the Hamill lease has been sufficient to pay the
                  Company's share of lease operating expenses and most of the
                  Company's general operating expenses. We expect the price of natural gas to remain at current levels and/or possibly
                  increase in price through 2007 into 2008, however, should the price of natural gas fall significantly it would severely
                  impact the our ability to maintain current levels of
                  operations and would likely result in us having to curtail existing operations.

         o        We have successfully used loans from private investors,
                  Company officers and a consultant, as well as cash raised from the sale of working interests, to pay for capital improvements to the Hamill and Brookshire leases. Due to the major
                  component of these notes payable being owed to our officer and consultant, who have a vested interest in the long term
                  viability of the Company, we expect to be able to achieve
                  terms on these notes that will be manageable for the Company.

         o        The Company has a substantial amount of debt in the form of convertible debentures that, for a number of years, we have operated without making any payments on, and which, continues to accrue interest. Though the holders of these notes have not sent any notice of default the terms of payment for these
                  notes will have to be met to avoid any such action. Since the
                  Company does not have sufficient cash to pay these notes, any event of default would certainly result in the note holders seeking relief by exercising their first priority interest in the Company's assets. Such action would, in all likelihood, result in the discontinuation of our operations. The
                  convertible debt also contains freestanding embedded
                  derivatives which resulted in the recording of derivative
                  liabilities on the Company's balance sheet that significantly exceed our ability to pay with cash. Because these derivative liabilities are calculated on a quarterly basis and based on the market price of the Company's stock our financial
                  condition and results of operations are subject to high
                  volatility.

         We plan to solve these issues by obtaining the approval of the
Company's shareholders to increase the total number of authorized shares of the
Company. Doing so will allow us to meet the terms of the convertible debentures by making conversion of debt for equity. Additionally, increasing the authorized shares will allow us to use equity positions as incentive for attracting and paying professionals, as well as sell additional shares for cash to help us execute and finance our business plan. Though no plans exist at this time, we may in the future use equity as payment for mergers and acquisitions. Such issuances of additional Company stock will have a dilutive effect on common stock holders.

         During October 2006, the Company reached an agreement settling all amounts owed to Gary Ackles, the Company's former CEO, which results in the
Company owning a major component to the TigeroLynk(TM) AR-120 large-scale underwater manipulator system currently under construction in Kamloops, British
Columbia, Canada (Formerly known as the ATH equipment) (See Notes 4 and 18 -
Notes to Consolidated Financial Statements)

         As of May 31, 2006, the Company is utilizing consultants to manage 100 percent of the administration and business development, for which there is one consultant under contract and two consultants operating on a month to month basis.

                                       11

RESULTS OF OPERATIONS

YEAR ENDED MAY 31, 2006 COMPARED TO YEAR ENDED MAY 31, 2005

         The company earned revenue of $457,243 for the year ended May 31, 2006, compared with $91,634 for fiscal 2005 for an increase of $365,609. The increase in equity interest is primarily due to increased production and the overall price increases in the oil and gas sector.

         Operating costs and expenses for the year ended May 31, 2006, were
$592,234 and $390,428 for the year ended May 31st, 2005, for a increase of
$201,806. While the selling, general and administrative expenses in 2006 of
$307,580 were comparable to the 2005 figure of $288,683, the depreciation and depletion expenses in 2006 of $223,799 was $186,301 higher than the 2005 figure of $37,498. This increase is directly attributable to the depletion of the
Hamill acquisitions. Also, interest expense on the derivative liability contributed a significant increase to operating expenses.

         The Company incurred a loss from operations in fiscal 2006 of $134,991 compared with a loss of $298,794 in fiscal 2005. This reduction in losses is mainly attributable to the increase production and revenue from the Hamill lease.

LIQUIDITY AND CAPITAL RESOURCES

         Net cash provided by operating activities in fiscal 2006 amounted to
$256,961 compared to net cash used of ($254,745) in fiscal 2005 for an increase in use of cash of $511,706. The provided cash is attributable to a gain on settlement of investment in Wharton 3D of $256,218, a gain on partial sale of investment in Prado lease of $40,000, a gain on write-off and settlement of accounts payable of $108,755, and $80,709 in undistributed equity in earnings of
Hamill and Prado leases which was offset by $223,652 in depreciation and depletion, $60,855 in amortization of deferred financing costs, $637,498 in accretion of convertible debt discount, a $4,379,532 change in derivative liability, a $12,487 change in warrant liability, $3,750 in compensation expense related to stock issued to an officer, and an increase in accounts payable and accrued liabilities of $531,372.

The Company has the following contractual obligations:

                                       12

CONTRACTUAL OBLIGATIONS, COMMITMENTS AND OFF BALANCE SHEET ARRANGEMENTS

The Company has various contractual obligations which are recorded as liabilities in the consolidated financial statements. Other items, such as certain lease agreements and executory contracts are not recognized as liabilities in our consolidated financial statements but are required to be disclosed. For example, the Company is contractually committed to make certain minimum lease payments to New Century Resources, Inc. under lease operating expense agreements.

The following table summarizes our significant contractual obligations on an undiscounted basis as of May 31, 2006 and the future periods in which such oligations are expected to be settled in cash or converted into the Company's common stock. In addition, the table reflects the timing of principal and interest payments on outstanding borrowings. Additional details regarding these obligations are provided in footnotes to the consolidated financial statements, as referenced in the table:

                                                                      Payments Due by Period
                                                  --------------------------------------------------------------------
                                                   On-Demand
                                                      &                                                  Convertible
                                                   Less than                                 More than      to common
                                       Total         1 Year       2 Years       3 Years       3 Years        Stock
                                    -----------   -----------   -----------   -----------   -----------   -----------

Accrued liabilities                 $ 1,034,830   $    28,251   $ 1,006,579
Amounts due related parties             836,225       236,340                                                 599,885
Convertible debentures (Note 10)      1,899,120                                                             1,899,120
Derivative Liability                  6,838,737                                                             6,838,737
Warrant Liability                        18,229                                                                18,229
Notes payable (Note 11)                 297,253       248,114                                                  36,791
                                    -----------   -----------   -----------   -----------   -----------   -----------

                                     10,924,394       512,705          --            --            --      10,399,341

Other (1)                               537,480       134,580       134,580       134,580        43,740        90,000
                                    -----------   -----------   -----------   -----------   -----------   -----------

Total contractual obligations (2)   $11,461,874   $   647,285   $   134,580   $   134,580   $    43,740   $10,489,341
                                    ===========   ===========   ===========   ===========   ===========   ===========

(1)   Other commitments primarily comprise employment agreements with officers and operating lease agreeement with New Century Resources (through May
      2011)

(2)   Comprised of the following:

      Liabilities recorded on the balance sheet                   $ 10,924,394
      Commitments not recorded on the balance sheet                    537,480
                                                                   -----------

                                                                  $ 11,461,874
                                                                   ===========

                                       13

         Financing activities generated net cash of $70,116 in fiscal 2006 compared with $297,721 in fiscal 2005. The cash from financing activities for fiscal year 2006 was generated from the issuance of notes payable of $295,073 and unpaid fees and expenses due to stockholders of $31,624 offset by payments on notes payable of $59,611 and partial payments to Gary Ackles on related party debt of $196,970.

         For the period ended May 31, 2006, the Company utilized $200,000 in working capital loaned to the Company by United Business Associates ("UBA"), a
company owned by the Company's current CEO and Lonnie Hayward, a consultant. In
November 2005 the Company revised the UBA agreement terms such that the loan will have a six-month interest free period commencing on January 1, 2005, following which it will bear interest at 20% and be payable on demand. As of May
31, 2006, the Company had used $195,073 of these funds for the purchase and development of the Brookshire lease and additional investment in Hamill lease to increase production. This amount is included in notes payable (See Notes 5, 7 and 10 - Notes to Consolidated Financial Statements).

         On June 1, 2005, 47,300,000 share certificates of Titan Oil and Gas were received by the Company. Titan represented that the shares were valued, and the Company agreed, at $460,000. These shares were issued to the Company as consideration for a 40 percent working interest in the Company's Prado field interest. During the three-month period ended November 2005, the Company sold
Titan shares to third parties for $286,715 in cash and exchanged $37,500 in
Company debt for approximately 3,500,000 shares of Titan common stock. During the three-month period ended February 28, 2006, the Company exchanged 7.3 million Titan shares with Gary Ackles, the Company's former CEO, for a $32,000 increase in the amount on deposit with Ackles and with respect to the ongoing negotiation to settle all amounts owed to Ackles. During November 2005, Titan notified the Company that it was no longer interested in acquiring a 40 percent interest in the Prado lease, or other existing properties, and decided to terminate there agreement with the Company. While negotiating the final settlement, the Company paid Titan $80,000. On December 1, 2005, Titan signed an agreement to accept $100,000 in cash as full remuneration of there initial investment in Prado. As of May 31, 2006, the Company had paid the settlement amount to Titan in full and Titan has acknowledged that they no longer have any claim or rights to the Company's Prado field interest. (See Notes 6, 10 and 18 -
Notes to Consolidated Financial Statements)

         During February 2006, the Company received a loan of $50,000 from a Mr.
Don Morgan of Portland Oregon. The Company agreed to repay the loan in over 24 monthly payments with 10 percent interest. The principle balance owing of
$40,388, as at May 31, 2006, is included in notes payable.

         During July and September 2006, the Company received a loan from Mr.
Lonnie Hayward, a consultant to the Company, and a Company controlled by Mr.
Hayward for an aggregate amount of $180,000. Funds were used to cover costs associated with the development of the Hamill lease. The Company agreed to pay
Mr. Hayward $200,000 in return for his loan at such time as the Company is able.
In October 2006, the Company made a partial payment to Mr. Hayward in the amount of $120,000.

         During November 2006, the Company accepted a loan from Mr. Peter
Matousak for $15,000. The proceeds were paid directly to NewsUSA, a North
American news media service, and on the Company's behalf representing the first month payment on the Company's contract with NewsUSA. In the agreement the
Company Board of Directors approved to issue Mr. Matousak 500,000 shares of
Company stock with piggy back registration rights and to be issued pending shareholders approval of the proxy to increase the Company's authorized shares and change the Company name (See Notes 17 and 18 - Notes to Consolidated
Financial Statements).

         For the period ended May 31, 2006 and 2005, the Company had issued the maximum number of authorized shares and was thus unable to raise cash by the issuance of additional shares. Cash raised was therefore raised by the issuance of debt.

         At May 31, 2006 the Company had cash of $83,817 for total current assets of $83,817.

         As of May 31, 2006, the Company had a working capital deficiency of
$11,005,381 and an accumulated deficit of $15,036,863. Over the next twelve months, management is confident that sufficient working capital will be obtained from a combination of revenues and external financing to meet the Company's liabilities and commitments as they become payable. The Company has in the past successfully relied on private placements of common stock, loans from private investors and the exercise of common stock warrants, in order to sustain operations. The Company plans to obtain the approval of its shareholders to increase the total number of authorized shares to provide for the conversion of debentures for equity, use equity positions as incentive for attracting professionals, payment of professionals, sell additional shares for cash and use equity as payment for mergers and acquisitions (See Note 17 - Notes to
Consolidated Financial Statements). There can be no assurance that management plans will be successful. Failure to obtain sufficient working capital from external financing will cause the Company to curtail its operations.

                                       14

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

         Our discussion and analysis of our financial condition and results of operations are based upon our consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the
United States of America. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets liabilities, revenues and expenses and related disclosures of contingent assets and liabilities. On an ongoing basis, we evaluate our estimates, including those related to impairment of long-lived assets. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Significant estimates include DD&A of oil and gas properties. Oil and gas reserve estimates, which are the basis for unit of production DD&A and the impairment analysis, are inherently imprecise and are expected to change as future information becomes available. In addition, alternatives may exist among various accounting methods. In such cases, the choice of accounting method may also have a significant impact on reporting amounts. Actual results may differ from these estimates under different assumptions or conditions; however, we believe that our estimates are reasonable.

         There are numerous uncertainties inherent in estimating quantities of oil and natural gas reserves of any category and in projecting future rates of production and timing of development expenditures, which underlie the reserve estimates, including many factors beyond the Company's control. Reserve data represent only estimates. In addition, the estimates of future net cash flows from the Company's proved reserves and their present value are based upon various assumptions about future production levels, prices and costs that may prove to be incorrect over time. Any significant variance from the assumptions could result in the actual quantity of the Company's reserves and future net cash flows from them being materially different from the estimates. In addition, the Company's estimated reserves may be subject to downward or upward revision based upon production history, results of future development, prevailing oil and gas prices, operating and development costs and other factors.

OIL AND GAS PROPERTY ACCOUNTING

         Oil and gas companies may elect to account for their property costs using either the "successful efforts" or "full cost" accounting method. Under the success efforts method, lease acquisition costs and intangible development costs on successful wells and development dry holes are capitalized. Selection of the oil and gas accounting method can have a significant impact on a company's financial results. We use the successful efforts method of accounting and generally pursue investments and development of proved reserves as opposed to exploration activities.

         Capitalized costs relating to producing properties are depleted on the units-of-production method. Proved developed reserves are used in computing unit rates for drilling and development costs and total reserves for depletion rates of leasehold, platform and pipeline costs. Expenditures for geological and geophysical testing costs are generally changed to expense unless the costs can be specially attributed to determining the placement for a future developmental well location. Expenditures for repairs and maintenance are charged to expense as incurred, renewals and betterments are capitalized. The costs and related accumulated depreciation, depletion and amortization of properties sold or otherwise retired are eliminated from the accounts, and gains or losses on disposition are reflected in the statements of operation.

         Costs directly associated with the acquisition and evaluation of unproved properties are excluded from the amortization base until the related properties are evaluated. Unproved properties are periodically assessed and any impairment in value is charged to impairment expense. The costs of unproved properties which are determined to be productive are transferred to proved oil and gas properties and amortized on a unit of production.

OIL AND GAS RESERVES

         The process of estimating quantities of natural gas and crude oil reserves is very complex, requiring significant decisions in the evaluation of all available geological, geophysical, engineering and economic data. The data for a given field may also change substantially over time as a result of numerous factors including, but not limited to, additional development activity, evolving production history and continual reassessment of the viability of production under varying economic conditions. As a result, material revisions to existing reserve estimates may occur from time to time. Although every reasonable effort is made to ensure that reserve estimates reported represent the most accurate assessments possible, the subjective decisions and variances in available data for various fields make these estimates generally less precise than other estimates included in the financial statement disclosures. We use the units-of-production method to amortize our oil and gas properties. This method requires us to amortize the capitalized costs incurred in developing a property in proportion to the amount of oil and gas produced as a percentage of the amount of proved reserves contained in the property. Accordingly, changes in reserves estimates as described above will cause corresponding changes in depletion expense recognized in periods subsequent to the reserve estimate revision.

RECENT ACCOUNTING PRONOUNCEMENTS

         On December 16, 2004, FASB published Statement of Financial Accounting
Standards No. 123 (Revised 2004), "Share-Based Payment" ("SFAS 123R). SFAS 123R
requires that compensation cost related to share-based payment transactions be recognized in the financial statements. Share-based payment transactions within the scope of SFAS 123R include stock options, restricted stock plans, performance-based awards, stock appreciation rights, and employee share purchase plans. The provisions of SFAS 123R are effective as of the first interim period that begins after June 15, 2005. Accordingly, the Company will implement the revised standard in the second quarter of fiscal year 2005. Currently, the
Company accounts for its share-based payment transactions under the provisions of APB 25, which does not require the recognition of compensation cost in the financial statements. The Company does not anticipate that the implementation of this standard will have a material impact on its financial position.

                                       15

         In February 2006, FASB issued SFAS No. 155, "Accounting for Certain
Hybrid Financial Instruments". SFAS 155 amends SFAS 133 and SFAS 140. SFAS 155, permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133, establishes a requirement to evaluate interest in securitized financial assets, to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of the
Company's first fiscal year that begins after September 15, 2006. The Company has not yet determined the impact of applying FAS 155.

         In February 2007, the FASB issued Statement of Financial Accounting
Standards No. 159, The Fair Value Option for Financial Assets and Financial
Liabilities, ("FAS 159"). FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. FAS 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company has not yet determined the impact of adopting FAS 159 on the Company's financial position.

ITEM 7.  FINANCIAL STATEMENTS

         Please refer to pages beginning with F-1.

ITEM 8.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND
         FINANCIAL DISCLOSURE

         There were no other "reportable events" as that term is described in
Item 304(a)(1)(v) of Regulation S-K occurring within the Registrant's two most recent fiscal years and the subsequent interim period ending February 28, 2002.

1.       A FORM 8-K/A WAS FILED ON MAY 12TH, 2005, REPORTING A CHANGE IN
         ACCOUNTING FIRMS.

         By way of letter dated April 11, 2005 Wong Johnson and Associates, a
Professional Corporation, (the "Former Accountants") confirmed to Aquatic
Cellulose International Corp. (the "Company") their earlier verbal notification that they resigned as the Company's principal accountants effective March 6,
2005 because they ceased auditing publicly traded companies.

         The Former Accountants' reports on the consolidated financial statements for the years ended May 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion and were not qualified as to audit scope or accounting principles.

         The Former Accountants' report on the consolidated financial statements of the Company as of and for the year ended May 31, 2004, contained two explanatory paragraphs, which read as follows:

         Aquatic Cellulose International Corporation (the "Company") has
experienced recurring losses, has negative working capital and an accumulated deficit as of May 31, 2004. These factors raise substantive doubt about the
Company's ability to continue as a going concern Management's plans in regard to these matters is disclosed in Note 2.

         Accordingly, the consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amount and classification of liabilities or other adjustments that might result from the outcome of this uncertainty.

                                       16

         The Company's Board of Directors has received and accepted the resignation of the Former Accountants.

         During the last two years preceding the Former Accountants' resignation and for the interim period from June 1, 2004 through April 11, 2005, there were no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the
Former Accountants, would have caused the Former Accountants to make reference to the subject matter of the disagreements in connection with the Former
Accountants' reports.

         During the last two years preceding the Former Accountants' resignation and for the interim period from June 1, 2004 through April 11, 2005, there were no "reportable events" as defined by regulation S-K, Item 304(a)(1)(v)(A)
through (D).

         After receiving the letter of resignation of the Former Accountants and on April 20, 2005, the Company engaged Peterson Sullivan, PLLC, of Seattle,
Washington (the "New Accountants") as the principal accountants to audit the
Company's financial statements. Prior to formally engaging the New Accountants, the Audit Committee of the Company's Board of Directors approved said action with respect to the New Accountants.

         A letter from the Former Accountants addressed to the Securities &
Exchange Commission ("SEC") stating that the Former Accountants agree with the statements contained herein has been filed as an exhibit to this report

ITEM 8A. CONTROL AND PROCEDURES

EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES

         Mr. Sheridan B. Westgarde, our principal executive officer and principal financial officer, conducted an evaluation of our disclosure controls and procedures, as such term is defined under Rule 13a-15(e) and Rule 15d-15(e)
promulgated under the Securities Exchange Act of 1934, as amended (Exchange
Act), as of September 30, 2006. Based on this evaluation, Mr. Westgarde concluded that during the period of this report our disclosure controls and procedures were not effective to ensure that information required to be disclosed by us in the reports we file or submit under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms and that our disclosure and controls are designed to ensure that information required to be disclosed by us in the reports that we file or submit under the Exchange Act is accumulated and communicated to our management, including our principal executive and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

         Mr. Westgarde became aware of potential problems in our disclosure controls and procedures in connection with the filing of a Proxy statement on
Schedule 14/A ("Schedule 14/A") on November 8, 2005, and in the customary course of the Commission's review of the Schedule 14/A and other Company filings, during which time the Commission issued a comment letter (the "Comment Letter")
to the Company dated December 8, 2005. The Comment Letter included comments indicating a number of deficiencies in the Company's filings. These deficiencies included such items as the omission of certain agreements that the Company has entered into as exhibits to the Company's quarterly and annual reports, filed with the commission, and as required by Item 601 of Regulation S-B. Additionally and after further consultation with accounting professionals Mr. Westgarde became aware that the Company's convertible debenture debt is not conventionally convertible and does not qualify for the scope exceptions from the provisions of
Statement of Financial Accounting Standards (SFAS) No. 133, rules for accounting for derivative instruments, and therefore, such debt derivative liabilities were not accounted for in the Company's' financial reports in accord with SFAS No.
133. Additionally, the Comment Letter indicated that certain Company quarterly and annual reports filed with the commission contained certifications that did not conform to the format provided in Item 601 (b)(31) of Regulation S-B. As a result of the deficiencies in the Company certain quarterly and annual reports the Company has not filed its subsequent quarterly and annual reports in a timely fashion.

         As a result of the Comment Letter and the review of our disclosure controls and procedures, we have embarked on a process to address and correct the deficiencies in certain of our filings done with the commission, as well as complete and file our outstanding quarterly and annual reports. This process will include the re-filing of certain quarterly and annual reports to include the missing exhibits and correct certification format. In review of the
Company's accounting for the liability of the existing convertible debt we have engaged additional financial professionals in the recalculation and restatement of these liabilities in accord with SFAS 133 rules for accounting for derivative instruments and included the results of these restatements in our report on Form
8-K filed on March 9, 2007, and this report on Form 10-KSB/A for the fiscal year ended May 31, 2006.

                                       17

         In connection with the preparation of our financial statements for the year ended May 31, 2006, certain additional internal control weaknesses became evident to Mr. Westgarde, that, in the aggregate, represent material weakness, including;

      (i) lack of segregation of incompatible duties;
      (ii) Insufficient Board of Directors representation.

         As part of the communications by Peterson Sullivan, PLLC, or Peterson
Sullivan, with Mr. Westgarde, our sole director and chief executive officer, with respect to Peterson Sullivan's audit procedures for fiscal 2006, Peterson
Sullivan informed Mr. Westgarde that these deficiencies constituted material weaknesses, as defined by Auditing Standard No. 2, "An Audit of Internal Control
Over Financial Reporting Performed in Conjunction with an Audit of Financial
Statements," established by the Public Company Accounting Oversight Board, or
PCAOB.

         In accordance with Section 404 of the Sarbanes-Oxley Act of 2002, we intend to take appropriate and reasonable steps to make the necessary improvements to remediate these deficiencies. We intend to consider the results of our remediation efforts and related testing as part of our year-end 2007 assessment of the effectiveness of our internal control over financial reporting.

CHANGES IN INTERNAL CONTROLS
----------------------------

         During May of 2006 the Company initiated changes in our internal controls and procedures to provide for accurate, effective and timely disclosures. This change involved the training of existing staff to assemble documents required to be filed in our disclosures as well as manage certain financial processes that were previously performed by outside accountants. This change has given the Company effective control over our required disclosures by streamlining the processes involved in recording, processing, summarizing, and reporting information required to be disclosed specified in the Securities and
Exchange Commission's rules and forms.

         Other than these changes implemented during this period ended May 31,
2006 there have been no additional changes (including corrective actions with regard to significant deficiencies or material weaknesses) in our internal controls over financial reporting that occurred during the quarter ended May 31,
2006 that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

                                    PART III

ITEM 9.      DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS;
             COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

EXECUTIVE OFFICERS AND DIRECTORS

                 NAME                          AGE          POSITION
                 -----                         ---          --------
                 Sheridan B. Westgarde          37          Director & President

         The officers and Directors of Aquatic will devote only such time as they deem appropriate in the business affairs of our Company. It is, however, expected that the officers will devote the time deemed necessary to perform their duties for the business of our Company. The amount devoted by our director is discussed below.

         The directors of Aquatic are elected to hold office until the next annual meeting of shareholders and until their respective successors have been elected and qualified.

BIOGRAPHIES OF OUR EXECUTIVE OFFICERS AND DIRECTORS

         Sheridan B. Westgarde: Mr. Westgarde was appointed to the Board of directors March 27, 2003. As a C.A.S. Tech. graduate of UCC British Columbia and a recognized specialist in the robotics and automation industry, Mr. Westgarde has been extensively involved in the design and development of the
TigeroLynk(TM) manipulator technology. In addition, Mr. Westgarde has valuable knowledge and experience in the Oil and Gas industry, providing his technical expertise in down-hole tool management and implementation.

         Mr. Westgarde does not sit on the Board of any other public company.
Mr. Westgarde dedicates approximately 90% of his time to Aquatic.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the
Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities to file with the
Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company.
Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on its review of the copies of such reports furnished to the company and written representations that no other reports were required during the fiscal year ended May 31, 2006, all Section
16(a) filing requirements applicable to its officers, directors and greater than
10% beneficial owners were complied with.

                                       18

CODE OF ETHICS FOR CHIEF EXECUTIVE OFFICER AND SENIOR FINANCIAL OFFICERS

         On May 20, 2006, the Board of Directors of the Company adopted the Code of Ethics for Chief Executive Officer and Senior Financial Officers, which is included in Item 13 as an Exhibit 99.

ITEM 10. EXECUTIVE COMPENSATION

         The following table sets forth certain summary information regarding compensation paid by the Company for services rendered during the fiscal year ended May 31, 2006 to the Company's Chief Executive Officer, Secretary and
Director during such period.

                                           CHART - EXECUTIVE COMPENSATION

      Payouts                    Annual Compensation                                Long Term Compensation Awards
------------------------------------------------------------------------------------------------------------------------------------
        (a)          (b)      (c)       (d)           (e)               (f)              (g)            (h)             (i)
------------------------------------------------------------------------------------------------------------------------------------
Name and Principal   Year    Salary    Bonus      Other Annual      Restricted       Securities         LTIP         All Other
     Position                                     Compensation     Stock Awards      Underlying     Payouts ($)   Compensation ($)
                                                      ($)               ($)        Options/SAR (#)
------------------------------------------------------------------------------------------------------------------------------------

Sheridan B.          2006    60,000                                                       0
Westgarde            2005    60,000                                                       0
President/CEO        2004    82,500                                                       0
------------------------------------------------------------------------------------------------------------------------------------

CHIEF EXECUTIVE OFFICER COMPENSATION:

Mr. Westgarde has a three year consulting agreement commencing April 1, 2003, providing for an annual compensation of $90,000. In addition, the Board of
Directors has committed to make Mr. Westgarde a significant shareholder in the
Company with a share position of 5% of the authorized share volume of the
Company issued over the course of three years. To the date of this filing these shares have not been issued. Effective, March 1, 2004, the agreement for Mr.
Westgarde was modified to reduce the cash portion of the consulting fee to
$5,000 per month and include $1,500 per month in stock compensation.
Additionally, during July 2004, the Company entered into an agreement to exchange the 5 percent of the new authorized share volume, post-proxy, owed to
Mr. Westgarde for a 27 percent common share equity position in the Company post restructuring and pending and pending shareholders approval of the Proxy. As a director of the Company, Mr. Westgarde shares would be affiliate status and bearing all restrictions according to affiliates as stated in the Securities and
Exchange Act of 1933.

During July 2006, the previous agreement with the Company's CEO, Mr. Sheridan
Westgarde, to exchange all amounts due in cash and stock compensation for a 27 percent common share equity position in the Company post-restructured and pending shareholder approval of the Proxy has expired. The Company is responsible to pay all amounts owed to Mr. Westgarde for consulting services and stock returned to treasury (See Note 8 and 18 - Notes to Consolidated Financial
Statements).

During July 2006 the agreement between the Company and the Company CEO Sheridan
Westgarde to settle all amounts owed Mr. Westgarde expired. All amounts are currently owed and payable on demand. (See Notes 8, 14 and 18 - Notes to
Consolidated Financial Statements)

During October 2006, the Company's Board of Directors approved a new contract for Mr. Sheridan Westgarde, the Company's CEO. The contract has a three-year term commencing September 1, 2006 and providing for monthly consulting fees of
$7,500, of which $6,000 is payable in cash and the remaining $1,500 in stock for services rendered. In addition, the Board of Directors has committed to make the
CEO a significant shareholder in the Company with a share position of 5 percent of the new authorized share volume of the Company or at Westgarde's option, a 27 percent ownership position in the issued and outstanding shares following initial issuance to stakeholders. Additionally, this new contract contains a termination provision providing Mr. Westgarde a 24 month severance and a guarantee on his un-issued stock (See Notes 8, 12, 14 and 18 - Notes to
Consolidated Financial Statements).

COMPENSATION OF DIRECTORS

         Mr. Westgarde, the Company's President and Chief Executive Officer, is
currently the sole director of the company with his compensation as detailed above. The Company is committed to make Mr. Lonnie Hayward a director pending shareholder approval of the Proxy. (See Notes 14 & 17 - Notes to Consolidated
Financial Statements).

                                       19

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of the date of this
Registration Statement regarding certain Ownership of our Company's outstanding
Common Stock by all officers and directors individually, all officers and directors as a group, and all beneficial owners of more than five percent of the common stock.

Name and Address                Shares Owned Beneficially(1)   Percent of Class
-------------------------------------------------------------------------------

Sheridan B. Westgarde                      950,000                    1.0%
2504 27th Ave.
Vernon, BC. V1T 1T1

Officer/Director as a Group                950,000                    1.0%

(1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date of the registration statement upon the exercise of options or warrants. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person and which are exercisable within 60 days of the date of this registration statement have been exercised. Unless otherwise indicated, the company believes that all persons named in the table have voting and investment power with respect to all shares of common stock beneficially owned by them.

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTION

         During March 2004, the Company entered into a consulting agreement with
Harvey Smith to provide oil and gas expertise. The consulting agreement, effective February 1, 2004, is for one year and provides for consulting fees of
$2,000 cash and $2,000 worth of Company common stock. This contract expired
February 1, 2005 and has not been renewed by the Company.

         During March 2004, the Company entered into consulting agreement with
Lonnie Hayward who specializes in assisting publicly held companies to find acquisition candidates and who was instrumental in the Company acquiring the working interest in the Hamill lease. The consulting agreement, effective
December 15, 2004, is for one year and provides for consulting fees of $3,500 cash and $1,500 worth of Company common stock. As of fiscal year ended May 31,
2006, the Company has continued to honor terms of Mr. Hayward's original contract and have doing so on a month to month basis.

         During July 2004, the Company received short term loans from Sheridan
Westgarde, the Company's CEO, Lonnie Hayward, consultant, and Robert Marchand in an amount aggregating $42,000 which was used, along with Company's available cash, to fund the purchase of the 50 percent working interest in the Prado Field lease. The Company agreed to repay the loan amount borrowed once funding becomes available and agreed to pay an additional 20 percent of the amount borrowed over the next 12 months. Following the closing of the $250,000 convertible debentures in August 2004, Mr. Westgarde and Mr. Hayward were repaid their principal amounts plus 10 percent, while Mr. Marchand declined repayment in favor of re-investing his principal and proceeds with the Company. The remaining 10 percent will be paid within the next 10 months. As of fiscal year ended May 31,
2006 the remaining 10 percent has not been paid.

         In June of 2005, the Company entered into a working capital loan agreement with United Business Associates ("UBA"), a company owned by the
Company's current CEO and Lonnie Hayward, a consultant. In November 2005 the
Company revised the UBA agreement terms such that the loan will have a six-month interest free period commencing on January 1, 2006, following which it will bear interest at 20% and be payable on demand. As of November 30, 2005 the Company had used $195,073 of these funds for the purchase and development of the
Brookshire lease and additional investment in the Hamill Lease to increase production. These advances from UBA are included in Notes Payable in the consolidated balance sheet.

         Pursuant to an agreement with a manufacturer, which was controlled by the Company's former CEO, Gary Ackles ("Ackles"), the Company had, in the past, advanced $100,000 towards the purchase of an aquatic timber harvesting (ATH)
machine that is now known and referred to as TigeroLynk(TM) AR-120. In June
2003, the Company signed a Memorandum of Understanding with Legacy Systems Corp
("Legacy"), a company controlled by Ackles, to merge the public Company with
Legacy and the

                                       20

TigeroLynk(TM) robotic technology. During July 2004, the Company revised this agreement to end the merger plan and return the remaining aquatic timber harvesting equipment so as to settle the amount due Ackles and Legacy as of May
31, 2004. Due to the delay in consummating that agreement the Company and Ackles began negotiating a new settlement agreement. As of November 30, 2006, the
Company had paid Ackles and Legacy $84,970 while terms of the settlement were being finalized. As of February 28, 2006, the Company had paid Ackles and Legacy
$146,970 while terms of the settlement were being finalized. As of May 31, 2006, the Company had paid Ackles and Legacy $196,970 while terms of the settlement were being finalized.

         In October of 2006 the Company completed a final settlement agreement with Ackles. This agreement resulted in the Company purchasing from Ackles all rights, title and interest to the TigeroLynk(TM) patents (US & CAN), blueprints, drawings and concepts for $250,000 (plus $20,000 in late payment penalties) as condition upon Ackles agreeing to accept $25,000 payment for unpaid expenses and relinquishing the remaining total of $450,889 in other amounts owed to him. The purchase of the TigeroLynk(TM) technology involve the following commitments to
Ackles; 1) a 50/50 (percent) profit share agreement with Ackles on the first 5
TigeroLynk(TM) machines sold, 2) a 7.5 percent royalty assignment on the first five machines, reducing to 5 percent on each successive machine. Additionally, the Company has committed to issue to Ackles 5 percent of its issued and outstanding stock to Ackles, pending shareholder approval of the increase in authorized shares, as incentive to completing the settlement agreement.

         As of November 2006, the Company had paid Ackles the $25,000 payment for expenses, the $196,970 that was on deposit with him at May 31, 2006, as well as additional payments made subsequent to May 31, 2006 of $40,000, for a total aggregate of payments made of $261,970. The agreement was consummated as final even though a remaining balance of $33,070 is yet owing to Ackles, of which,
Ackles has agreed will be left in the Company's notes payable with Ackles holding an option to convert this balance to the Company's stock following the increase in authorized shares and pending shareholder approval of the Proxy (See
Note 17 and 18 - Notes to Consolidated Financial Statements).

         Also in October 2006, the Company completed a settlement agreement with
Legacy, whereby the Company will exchange 1.08 percent of its issued and outstanding shares, pending shareholder approval of the increase in authorized shares, for the total of $124,000 owed to Legacy, comprised of $80,000 for unpaid licensing fees and a $44,000 loan. Previous to this agreement the Company was operating under the expectation that the mechanical assembly and components of the TigeroLynk(TM) AR-120 machine, constructed aND stored at a manufacturing facility in Kamloops, British Columbia Canada, would be exchanged for amounts owed Legacy, HOWEVER THIS IS NO LONGER THE CASE. THE FINAL SETTLEMENT REACHED
RELINQUISHES ACKLES AND LEGACY OF ANY RIGHTS, TITLE OR INTEREST IN THE
EQUIPMENT.

                                       21

ITEM 13.            EXHIBITS, LIST AND REPORTS IN FORM 8-K

(A) EXHIBITS

Exhibit
NUMBER          DESCRIPTION
------          -----------

3.1      Articles of Incorporation of the Company filed February 28th, 1997. (1)

3.2      Certificate Amending Articles of Incorporation filed November 19th,
         1997. (1)

3.3      Bylaws of the Company. (1)

4.1      Form of Common Stock Certificate. (2)

4.2      Form of Warrant Agreement with Form of Warrant Election to Purchase.
         (2)

6.1      Lease for the Premises dated November 1st, 1996. (1)

10.1     Form of Secured Convertible Debenture Purchase Agreement. (2)

10.2     Form of Registration Rights Agreement. (2)

10.3     Form of 12% Convertible Debenture. (2)

10.4     Form of Security Agreement. (2)

10.5     Estimated Reserves And Future Income Attributable to Certain Leasehold
         Interest as of January 1, 2005

10.6     Estimated Reserves And Future Income Attributable to Certain Leasehold
         Interest as of January 1, 2006

14       Code of Ethics for Chief Executive Officer and Senior Financial
         Officers

31.1     Certification of the Chief Executive Officer And Chief Financial
         Officer Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to
         Section 906 of the Sarbanes-Oxley Act of 2002

32.1     Certification of the Chief Executive Officer And Chief Financial
         Officer Pursuant to 18 U.S.C. Section 1350

(1)        Previously filed with the Commission on August 16th, 1999 as part of
           Aquatic Cellulose International Corp.'s Registration Statement (File
           N0.000-27063) on Form 10SB12G and incorporated by reference herein.

(2)        Previously filed with the Commission on August 21st, 2000 as part of
           Aquatic Cellulose International Corp.'s Registration (File NO:
           333-44184) on Form SB-2 filed on August 21st, 2000 and incorporated by reference herein.

                                       22

(B) REPORTS ON FORM 8-K:

1. Form 8-K dated March 31st, 2003 reported Gary Ackles has resigned as Chairman of Board of Directors and CEO of Aquatic Cellulose International Corporation
effective March 26th, 2003 to dedicate his time to his technology and corporate development for personal reasons.

2. Form 8-K dated April 13th, 2004 reported that on March 22, 2004 Aquatic
Cellulose International Corporation ("AQCI") completed a $900,000 financing with a New York based investor group. The financing has been structured as a convertible debenture. On March 22, 2004 Aquatic Cellulose International
Corporation ("AQCI") completed a purchase and sale agreement with Century
Resource Inc. of Houston Texas, for the acquisition of a 20% working interest and 16% net revenue interest in the 3,645 acre Hamill Lease natural gas property in Matagorda County, Texas. This agreement, with three successive one year terms and an exclusive renewal option on each year, provides Aquatic the exclusive option to participate in purchase or exploration of any and all future projects by Century. The cost of this acquisition and exclusive optional participation agreement was $580,000 dollars and a 15% ownership stake in the company. The decision to approve the terms of the financing and subsequent working interest acquisition was approved by the Board of Directors.

3. Form 8- K/A dated April 20th, 2005 reported by way of letter dated April 11,
2005 Wong Johnson and Associates, a Professional Corporation, (the "Former
Accountants") confirmed to Aquatic Cellulose International Corp. (the "Company")
their earlier verbal notification that they resigned as the Company's principal accountants effective March 6, 2005 because they ceased auditing publicly traded companies. The Former Accountants' reports on the consolidated financial statements for the years ended May 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion and were not qualified as to audit scope or accounting principles. During the last two years preceding the Former
Accountants' resignation and for the interim period from June 1, 2004 through
April 11, 2005, there were no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused the Former Accountants to make reference to the subject matter of the disagreements in connection with the Former Accountants' reports. After receiving the letter of resignation of the Former Accountants and on April 20, 2005, the Company engaged Peterson
Sullivan, PLLC, of Seattle, Washington (the "New Accountants") as the principal accountants to audit the Company's financial statements. Prior to formally engaging the New Accountants, the Audit Committee of the Company's Board of
Directors approved said action with respect to the New Accountants.

4. Form 8- K dated March 9, 2007 reported that on February 27, 2007, our Chief
Executive Officer and Chief Financial Officer, Mr. Sheridan B. Westgarde,
concluded that the Company's audited financial statements for the year ended May
31, 2005, which are included in the Company's Form 10-KSB for that period, can no longer be relied upon Additionally, the Company's unaudited financial statements for the three, six and nine months ended August 31, 2005, November
30, 2005 and February 28, 2006, respectively, which are included in the
Company's Form 10-QSB's for those periods, can no longer be relied upon.
Specifically, the Company's consolidated balance sheet will be affected, with a substantial decrease in stockholders' equity and a corresponding increase in liabilities due to an accounting error resulting in financial restatements.
Additionally, there will be a material change in the consolidated statement of operations.

In the customary course of the Commission's review of a Schedule 14/A and other
Company filings, the Commission issued a comment letter (the "Comment Letter")
to the Company dated December 8, 2005. The Comment Letter included comments indicating that the way the Company had been accounting for its convertible debt may have been incorrect. During the course of preparing the financial statements for the year ended May 31, 2006, and the related Form 10KSB for 2006, and after further consultation with accounting professionals, Mr. Westgarde concluded that the Company's accounting for the secured convertible debt ("Convertible Note")
was not in accordance with U.S. generally accepted accounting principles.
Specifically, the Convertible Note was deemed to not meet the definition of a
"conventional convertible note," and therefore, embedded derivatives included therein such as the Convertible Note feature and stock warrants issued to the lender, and certain other provisions, should have been accounted for as derivative liabilities and not initially recorded as beneficial conversion features within stockholders' equity.

The Company is restating its audited May 31, 2005 financials to record its derivative and warrant liabilities associated with convertible debentures, as well as, record the accretion expenses related thereto. Additionally, such restatements to the Company's May 31, 2005 audited financial statements also require us to make similar material modifications and to restate our unaudited financial statements for the three months ended August 31, 2005, the three and six months ended November 30, 2005, and the three and nine months ended February
28, 2006. All of the modifications and adjustments to the Company's audited May
31, 2005 financial statements and the Company's unaudited August 31, 2005,
November 30, 2005 and February 28, 2006 financial statements will be described in detail in the footnotes to the those restated financials appearing in the
Company's Form10-KSB for the fiscal year ended May 31, 2006, which the Company anticipates filling shortly.

ITEM 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES

1)  AUDIT FEES & AUDIT-RELATED FEES

During fiscal year 2005, the Company incurred a total of $26,721 that was directly associated with the preparation of quarterly and annual reports and related fees.

During fiscal year 2006, the Company incurred a total of $42,734 that was directly associated with the preparation of annual audit reports and quarterly reports and related fees.

2) TAX FEES

During fiscal year 2004, there were no fees billed associated with the preparation of tax filings.

During fiscal year 2005, there were no fees billed associated with the preparation of tax filings.

                                       23

During fiscal year 2006, there was $4,000 in fees billed associated with the preparation of tax filings.

3) ALL OTHER FEES

During fiscal year 2004, there were no other fees billed by the Company's principal accountant for services other than those reported for audit and audit related fees.

During fiscal year 2005, there were no other fees billed by the Company's principal accountant for services other than those reported for audit and audit related fees.

During fiscal year 2006, there were no other fees billed by the Company's principal accountant for services other than those reported for audit and audit related fees.

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

Due to the fact that Sheridan B. Westgarde is the Company's only active Officer and Director the company does not have an audit committee at this time.

PERCENTAGE OF HOURS EXPENDED

The amount of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than 50%.

                                       24

 Consolidated Financial Statements of

                                AQUATIC CELLULOSE
                               INTERNATIONAL CORP.
                        May 31, 2006 and 2005 (Restated)

                                                                           Page
                                                                           ----
                      INDEX TO AUDITED FINANCIAL STATEMENTS

Independent Auditors' Report                                                F-2

Consolidated Balance Sheet as of May 31, 2006
and 2005 (Restated)                                                         F-3

Consolidated Statement of Operations for the years ended
May 31, 2006 and 2005 (Restated) F-4 Consolidated Statement
of Comprehensive Loss for the years ended May 31, 2006
and 2005 (Restated)                                                         F-5

Consolidated Statement of Stockholders' (Deficiency) Equity
for the years ended May 31, 2006 and 2005 (Restated)                        F-6

Consolidated Statement of Cash Flows for the years ended
May 31, 2006 and 2005 (Restated)                                            F-7

Notes to Consolidated Financial Statements                                  F-9

                                      F-1

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Aquatic Cellulose International Corp.
Salmon Arm, B.C. Canada

We have audited the accompanying consolidated balance sheet of Aquatic Cellulose
International Corp. and Subsidiary ("the Company") as of May 31, 2006, and the
related consolidated statements of operations, comprehensive loss, stockholders'
deficit, and cash flows for the years ended May 31, 2006 and 2005. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Aquatic Cellulose
International Corp. and Subsidiary as of May 31, 2006, and the results of their operations and their cash flows for the years ended May 31, 2006 and 2005, in conformity with accounting principles generally accepted in the United States.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has not generated positive cash flows from operations and has an accumulated deficit at May 31, 2006. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plan regarding those matters is also described in
Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As discussed in Note 17 to the consolidated financial statements, the Company has restated the May 31, 2005 balances to correctly report the accounting for the convertible notes, the related debt derivative and warrants. Accordingly, adjustments have been made to current liabilities, stockholders' deficit and net loss as of May 31, 2005.

/S/ PETERSON SULLIVAN PLLC

Seattle, Washington
March 5, 2007

                                      F-2

                                                                                              AQUATIC CELLULOSE INTERNATIONAL CORP.

                                                                                                         Consolidated Balance Sheet
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                     MAY 31, 2006
------------------------------------------------------------------------------------------------------------------------------------

ASSETS

Current Assets
   Cash                                                                                                            $         83,817

Property and equipment, net                                                                                                   2,193
Investment in Hamill lease                                                                                                  932,303
Investment in Prado lease                                                                                                    49,918
Investment in Brookshire lease                                                                                              105,758
Advance on equipment purchase                                                                                               296,970
------------------------------------------------------------------------------------------------------------------------------------
   Total Assets                                                                                                    $      1,470,959
====================================================================================================================================

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
   Accounts payable                                                                                                $        164,804
   Accrued expenses                                                                                                       1,034,830
   Amounts due to related parties                                                                                           836,225
   Convertible debentures, net of discount of $31,680                                                                     1,899,120
   Derivative liability                                                                                                   6,838,737
   Warrant liability                                                                                                         18,229
   Notes payable                                                                                                            297,253
------------------------------------------------------------------------------------------------------------------------------------
     Total current liabilities                                                                                           11,089,198
------------------------------------------------------------------------------------------------------------------------------------

Stockholders' Deficit
   Preferred stock,$0.001 par value per share
     10,000,000 shares authorized. No shares
     issued and outstanding                                                                                                       -
   Common stock, $0.001 par value, 100,000,000
      shares authorized, 100,000,000 shares issued and
      outstanding                                                                                                           100,000
   Additional paid in capital                                                                                             5,363,441
   Accumulated deficit                                                                                                  (15,036,863)
   Foreign currency translation                                                                                             (44,817)
------------------------------------------------------------------------------------------------------------------------------------
     Total stockholders' deficit                                                                                         (9,618,239)
------------------------------------------------------------------------------------------------------------------------------------

Total Liabilities and Stockholders' Deficit                                                                        $      1,470,959
====================================================================================================================================

                                                                                                              SEE ACCOMPANYING NOTES


                                                                                              Consolidated Statements of Operations
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                        FOR THE YEARS ENDED
                                                                                                     MAY 31, 2006     MAY 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       (restated)

Equity in earnings of leases                                                                     $       457,243   $         91,634

Operating expenses
   Selling, general and administrative                                                                   307,727            288,683
   Financing fees                                                                                         60,855             64,247
   Depreciation and depletion                                                                            223,652             37,498
-----------------------------------------------------------------------------------------------------------------------------------
        Total operating expenses                                                                         592,234            390,428
------------------------------------------------------------------------------------------------------------------------------------

Loss from operations                                                                                    (134,991)          (298,794)
------------------------------------------------------------------------------------------------------------------------------------

Other income (expense)
   Interest expense                                                                                    (346,968)          (1,208184)
   Interest income (expense) related to convertible debt                                             (5,029,517)            238,445
   Gain on write-off and settlement of liabilities                                                       108,755             25,324
   Gain from settlement of investment in Wharton 3D                                                      256,218                  -
   Gain on sale of interest - Prado                                                                       40,000             76,344
------------------------------------------------------------------------------------------------------------------------------------
Total other income (expense)                                                                          (4,971,512)          (868,071)
------------------------------------------------------------------------------------------------------------------------------------

Net loss                                                                                         $    (5,106,503)  $     (1,166,865)
                                                                                                 ===================================

Weighted Average Shares Outstanding                                                                  100,000,000        100,000,000
                                                                                                 ===================================

Loss Per Common Share (Basic and fully diluted)                                                  $         (0.05)  $          (0.01)
                                                                                                 ===================================

                                                                                                              SEE ACCOMPANYING NOTES

                                      F-3

                                                                                      Consolidated Statements of Comprehensive Loss
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                        FOR THE YEARS ENDED
                                                                                                  MAY 31, 2006 MAY      31, 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      (restated)

Net loss                                                                                         $    (5,106,503)  $     (1,166,865)

Foreign currency translation adjustment                                                                      198             (3,983)
------------------------------------------------------------------------------------------------------------------------------------

Comprehensive loss                                                                               $    (5,106,305)  $     (1,170,848)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                             SEE ACCOMPANYING NOTES

                                      F-4

                                               Consolidated Statement of Stockholders' Deficit
---------------------------------------------------------------------------------------------

                                                                                  Paid
                                                   Common          Common          In
                                                   Shares          Stock        Capital
---------------------------------------------------------------------------------------------

   Balance at May 31, 2005, as previously

   reported                                        100,000,000  $    100,000 $    7,389,493

    Restatement of convertible debt
liabilities                                                                     (1,904,802)
                                                ---------------  ------------  -------------

    Balance at May 31, 2005, as restated           100,000,000       100,000      5,484,691

   Return of stock for purchase of equipment        (2,500,000)       (2,500)      (122,500)
   Issued to officer for compensation                2,500,000         2,500          1,250
   Foreign currency translation adjustment
   Net loss
---------------------------------------------------------------------------------------------

   Balance at May 31, 2006                         100,000,000  $    100,000 $    5,363,441
=============================================================================================

                                                                      SEE ACCOMPANYING NOTES

SECOND PARD OF TABLE

                                                Consolidated Statement of Stockholders' Deficit
----------------------------------------------------------------------------------------------------------------

                                                                   Foreign                          Total
                                                   Advance on     Currency      Accumulated     Stockholders'
                                                    Deposit      Translation      Deficit          Deficit
----------------------------------------------------------------------------------------------------------------

   Balance at May 31, 2005, as previously
   reported                                       $   (125,000)  $   (45,015)  $  (9,330,518)  $    (2,011,040)

    Restatement of convertible debt
liabilities                                                                         (599,842)       (2,504,644)
                                                    -----------    ----------   -------------   ---------------

    Balance at May 31, 2005, as restated              (125,000)      (45,015)     (9,930,360)       (4,515,684)

   Return of stock for purchase of equipment           125,000                                               -
   Issued to officer for compensation                                                                    3,750
   Foreign currency translation adjustment                               198                               198
   Net loss                                                                       (5,106,503)       (5,106,503)
----------------------------------------------------------------------------------------------------------------

   Balance at May 31, 2006                        $          -   $   (44,817)  $ (15,036,863)  $    (9,618,239)
================================================================================================================

                                                                                           SEE ACCOMPANYING NOTES

                                      F-5

                                                                                              Consolidated Statements of Cash Flows
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                        FOR THE YEARS ENDED
                                                                                                 MAY 31, 2006       MAY 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      (restated)

CASH FLOWS FROM OPERATING ACTIVITIES:

   Net loss                                                                                      $    (5,106,503)  $     (1,166,865)
   Adjustments to reconcile net loss to
   net cash provided by (used in) operating activities:
         Depreciation and depletion                                                                      223,652             37,498
         Amortization of deferred financing costs                                                         60,855             64,248
         Accretion of convertible debt discount                                                          637,498            717,039
         Change in derivative liability                                                                4,379,532            (56,747)
         Change in warrant liability                                                                      12,487              4,134
         Common stock issued for Officer compensation                                                      3,750                  -
         Undistributed equity in losses (earnings) of leases                                             (80,709)                 -
         Gain on settlement of investment in Wharton 3D                                                 (256,218)                 -
         Gain on sale of interest - Prado                                                                (40,000)           (76,344)
         Gain on write-off and settlement of liabilities                                                (108,755)           (27,730)
Changes in operating assets and liabilities                                                                                       -
         Prepaid expenses and other current assets                                                             -                450
         Accounts payable and accrued expenses                                                           531,372            249,572
------------------------------------------------------------------------------------------------------------------------------------
    Net cash provided by (used in) operating activities                                                  256,961           (254,745)
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
        Purchase of interest in Brookshire lease                                                         (19,930)                 -
        Reimbursement of partial investment in Brookshire lease                                            9,315                  -
        Additional investment in Brookshire lease                                                        (95,143)                 -
        Purchase of interest in Prado lease                                                                    -           (70,000)
        Non-refundable deposit on partial sale of Prado lease                                                  -             40,000
        Proceeds from sale of partial interest in Prado lease                                                  -            112,500
        Additional investment in Hamill lease                                                           (439,510)          (83,597)
        Additional investment in Prado lease                                                                   -           (13,034)
        Acquisition of equipment                                                                            (22)                  -
        Proceeds from sale of Titan Consolidated Inc. common stock                                       318,718                  -
        Payments on settlement of investment in Wharton 3D                                              (100,000)                 -
------------------------------------------------------------------------------------------------------------------------------------
    Net cash used in investing activities                                                               (326,572)           (14,131)
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
        Proceeds from the issuance of notes payable                                                      295,073             11,812
        Payments on notes payable                                                                        (59,611)                 -
        Proceeds from issuance of convertible debenture payable                                                -            250,000
        Unpaid fees and expenses due to stockholders                                                      31,624             63,381
        Partial payments to Gary Ackles on related party debt                                           (196,970)                 -
        Deferred financing costs                                                                               -            (27,472)
------------------------------------------------------------------------------------------------------------------------------------
    Net cash provided by financing activities                                                             70,116            297,721
------------------------------------------------------------------------------------------------------------------------------------

   Effect of foreign currency exchange rate on cash balance                                                  198             (3,983)
------------------------------------------------------------------------------------------------------------------------------------

Net increase in cash                                                                                         703             24,862

Cash at beginning of period                                                                               83,114             58,252
------------------------------------------------------------------------------------------------------------------------------------
Cash at end of period                                                                            $        83,817   $         83,114
====================================================================================================================================

                                                                                                              SEE ACCOMPANYING NOTES

                                      F-6

                Consolidated Statements of Cash Flows, continued

                                                                                                        FOR THE YEARS ENDED
                                                                                                 MAY 31, 2006      MAY 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        (RESTATED)

 SUPPLEMENTARY INFORMATION

The Company entered into the following non-cash transactions:

Issued 3,500,000 Titan Consolidated Inc. common shares in exchange for debt                      $        37,500   $              -
                                                                                                 ----------------  -----------------
Cancellation of 2,500,000 common shares related to purchase of equipment                         $       125,000   $              -
                                                                                                 ----------------  -----------------
Issuance of 2,500,000 common shares to officer for compensation                                  $         3,750   $              -
                                                                                                 ----------------  -----------------
Record initial derivative liability in conjunction with August 2004 convertible debt             $             -   $        209,989
                                                                                                 ----------------  -----------------
Record initial warrant liability in conjunction with August 2004 convertible debt                $             -   $            552

Interest Paid                                                                                    $             -   $              -
                                                                                                 ----------------  -----------------
Income taxes paid                                                                                $             -   $              -
                                                                                                 ----------------  -----------------

                                                                                                               SEE ACCOMPANYING NOTE


NOTE 1 - ORGANIZATION AND BUSINESS COMBINATION

Aquatic Cellulose International Corp. (the "Company", "Aquatic" or "AQCI") was
incorporated under the laws of the State of Nevada in 1996. During the fiscal year ended May 31, 2003, the Company ceased its underwater timber recovery operations and entered the oil and gas industry by acquiring and holding non-operating interests in oil and gas properties in the US.

Effective March 1, 2004, the Company acquired a 20 percent ownership position and a 16 percent net revenue interest in the Hamill lease, a 3,645-acre natural gas producing property located in Matagorda County, Texas, pursuant to an agreement with Century Resources Inc. (now publicly traded as New Century Energy
Corp and herein referred to as "Century"). The purchase was made on the basis of the property having existing production and revenues as compared to an exploration property with no production. Thus, the Company agreed to assume an increased percentage of the costs for a lesser percentage of the revenue on a
1/3 to 1/4 ratio, resulting in the 20 percent ownership stake and 16 percent net revenue interest before royalty expense. Century has an interest in various oil and natural gas properties. The cost of this acquisition and exclusive optional participation agreement that was originally agreed to was $580,000 in cash and prior to the subsequent amendment, a 15 percent ownership stake in the Company
(See Note 18).

Effective January 1, 2005, the exclusive, optional, "New Project and Exploration
Drilling Participation' agreement with Century was modified, whereby the Company purchased the option to participate on two specific projects of interest to the
Company for a 7.5 percent ownership stake in the Company. Under the revised agreement the Company has an exclusive right, but not the obligation, to participate with Century, by acquiring the following:

         a.       up to seventy-five percent (75%) working interest in up to two
                  (2) new drilling (exploration or development drilling)
                  prospects in Wharton or Jackson Counties, Texas developed by
                  Century under the Viking International 3D Agreement. It is understood that upon Aquatic's written notification of
                  election to participate in drilling the selected prospects, the parties shall execute a participation and joint operating agreement governing all operations and activities on the
                  prospect area, naming Century as Operator and Aquatic or its assign as Non-Operator. The parties shall further execute such other instruments and or documents as Aquatic may reasonably request of Century to consummate and evidence the transaction.

         b.       up to fifty percent (50%) working interest to participate in the drilling of the initial test well on oil and gas leases comprising the twenty five acre Isaac Holliday tract in the
                  William Cooper Survey in Waller County, Texas (Brookshire Dome
                  Field Area). If Aquatic does not elect to participate in the initial well on the Holliday tract, they will forfeit the
                  right to participate in any subsequent wells proposed or
                  drilled on the Holliday tract by Century. As of June 24, 2005
                  Aquatic elected to participate in the initial test well as per the amended purchase agreement with Century.

                           CONSIDERATION FOR PARTICIPATING IN PROJECTS: As
                           consideration for the participation rights, a 7.5%
                           ownership stake in Aquatic's issued and outstanding
                           common stock is granted to Century. (See Note 17 &
                           18) COST OF PARTICIPATING IN PROJECTS: The cost of
                           participating in a project is determined by the
                           percentage ownership of the project that Aquatic has
                           elected to participate in. In other words, if Aquatic
                           elects to participate in 50% of the project, its cost
                           to participate would be 50% of all costs to develop
                           such project.

During July 2004, the Company completed an acquisition of a 50 percent ownership position and a 45 percent net revenue interest of an approximately 1,400-acre lease in the Prado Oil Field (Prado), located in Jim Hogg County, Texas. The
Company's 50 percent portion of the acquisition cost was $70,000. The lease has
20 existing wells that were originally producing in the 1960's, 2 of which are still producing (See Note 18 - Subsequent Events)

In June of 2005, the Company used $19,930 of loan proceeds for the purchase of a
50% working interest in a 26 lease program in Waller County in the area of the
Brookshire Dome Field. This project is the first of two planned development projects the Company acquired the rights to participate in by means of the amended agreement with Century dated January 1, 2005. Also in June of 2005, the
Company used approximately $96,000 in loan proceeds to participate in drilling of the first test well on June 15, 2005. The well was temporarily plugged at a depth of 5,200 feet on June 27, 2005. This project is currently under evaluation to determine what direction the Company will take in respect to future operations. Seventeen of the original 26 leases taken over this prospect have expired. The project evaluation includes the viability of extending these leases and deepening of the test well.

BASIS OF CONSOLIDATION

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, Aquatic Cellulose Ltd. ("ACL"). All significant intercompany balances and transactions have been eliminated.

BUSINESS OPERATIONS
-------------------

As of May 31, 2006, the Company operated primarily in the United States, although its corporate offices are in Canada. The Company currently operates in a single business segment and a brief description of the business operations of each company is as follows:

AQCI provides management services to ACL and its working interests in the
Hamill, Prado and Brookshire properties (See Notes 5, 6, 7 & 18).

ACL was working closely with its manufacturer on the construction of aquatic timber harvesting equipment. As of May 31, 2003, these operations were

                                      F-7

discontinued. During July 2004, the Company entered into an agreement to return the aquatic timber harvesting equipment and settle the amount due its manufacturer as of May 31, 2004. During the period ended November 30, 2005, the
Company began negotiations to amend the settlement agreement and, as of May 31,
2006, had paid Gary Ackles ("Ackles"), the Company's former CEO, and a related party $196,970 while negotiating such settlement. As of May 31, 2006, negotiations to amend the settlement were still in process. (See Note 18)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GOING CONCERN
-------------

The Company has experienced recurring losses, has a working capital deficiency of $11,005,381 and an accumulated deficit of $15,036,863 as of May 31, 2006. Its current investments are limited to its investments in certain oil and natural gas producing properties in Texas. At the present time, the Company is receiving minimal cash flow from its oil and natural gas investments. Future realization of the Company's investment will depend upon obtaining debt and/or equity financing to allow for the development of oil and gas properties, of which there can be no assurance. Over the next twelve months, management is confident that sufficient working capital will be obtained from a combination of revenues and external financing to meet the Company's liabilities and commitments as they become payable. The Company has in the past successfully relied on private placements of common stock, loans from private investors and the exercise of common stock warrants, in order to sustain operations. The Company plans to obtain the approval of its shareholders to increase the total number of authorized shares to provide for the conversion of debentures for equity, use equity positions as incentive for attracting professionals, payment of professionals, sell additional shares for cash and use equity as payment for mergers and acquisitions (See Note 17). There can be no assurance that management plans will be successful. Failure to obtain sufficient working capital from external financing will cause the Company to curtail its operations.

Accordingly, the consolidated financial statements are accounted for as if the
Company is a going concern and do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amount and classification of liabilities or other adjustments that might be necessary should the Company be unable to continue as a going concern.

REVENUE RECOGNITION
-------------------

The Company currently has no operating activities other than its working interests in oil and gas producing properties (Notes 5, 6, 7 and 19). The
Company recognizes revenue from its investments in oil and gas properties on the accrual basis in proportion to its ownership interest. Net revenues include revenues from oil and gas sales less direct lease operating expenses. Lease operating expenses include monthly obligations to monitor and maintain production, including monitoring personnel, electricity and sales equipment rental fees.

The Company records estimated amounts of natural gas revenues based on volumetric calculations under its natural gas sales contract.

PROPERTY AND EQUIPMENT
----------------------

Property and equipment are stated at cost. Depreciation is computed using declining balance and straight-line methods over the estimated useful lives of the depreciable assets. The estimated useful lives used range from three to five years. Leasehold improvements are amortized over the shorter of the useful life of the asset or the lease term. Management evaluates useful lives regularly in order to determine recoverability taking into consideration current technological conditions. Maintenance and repairs are charged to expense as incurred; additions and betterments are capitalized. Upon retirement or sale, the cost and related accumulated depreciation of the disposed assets are removed, and any resulting gain or loss is credited or charged to operations.

                                      F-8

LONG-LIVED ASSETS
-----------------

The Company performs a review for impairment of proved natural gas properties on a depletable unit basis when circumstances suggest there is a need for such review in accordance with Financial Accounting Standards Board No. 144,
ACCOUNTING FOR THE IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS (SFAS No. 144).
To determine if a depletable unit is impaired, the Company compares the carrying value of the depletable unit to the undiscounted future net cash flows by applying managements' estimates of future natural gas prices to the estimated future production of natural gas reserves over the economic life of the property. Future net cash flows are based upon estimates of proved reserves. In addition, other factors such as probable and possible reserves are taken into consideration when justified by economic conditions and actual or planned drilling or other development activities. For a property determined to be impaired, an impairment loss equal to the difference between the carrying value and the estimated fair value of the impaired property will be recognized. Fair value, on a depletable unit basis, is estimated to the present value of the aforementioned expected future net cash flows. Any impairment charge incurred is recorded in accumulated depreciation, depletion, impairment and amortization to reduce the recorded basis in the asset. Each part of this calculation is subject to a large degree of judgment, including the determination of the depletable units' reserves, future cash flows and fair value. For the fiscal years ended
May 31, 2006 and 2005, no impairments have been recorded on proved properties.

Unproved natural gas properties are periodically assessed and any impairment in value is charged to impairment expense. The costs of unproved properties, which are determined to be productive, are transferred to proved natural gas properties and amortized on a unit of production basis. For the fiscal years ended May 31, 2006 and 2005, no impairments have been recorded on unproved properties

INVESTMENT IN HAMILL, PRADO AND BROOKSHIRE LEASES

The Company accounts for its investments in the Hamill, Prado and Brookshire leases at cost initially, and the cost is adjusted for the Company's net revenue interest in the respective leases net revenue. The cost of the investments are increased by additional contributions to and reduced by distributions from the respective leases (See Note 18). The Company depletes the acquisition cost of the respective lease using the units-of-production method as the related gas and oil reserves are produced so that each unit of gas or oil produced is assigned a pro rata portion of the unamortized acquisition cost plus additional improvements. The unit cost is computed on the basis of the total estimated units of gas or oil reserves (See Note 18). In the case of the Prado and
Brookshire leases where the Company owns a 50 percent interest, the Company does not believe that consolidation is appropriate as the other 50 percent owner has controlling interest through management of the property (See Note 18).

AMOUNTS DUE TO RELATED PARTIES

All amounts due to related parties are non-interest bearing and payable on demand.

INCOME TAXES

The Company utilizes Statement of Financial Accounting Standards ("SFAS") No.
109, "Accounting for Income Taxes," which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on temporary differences between the amount of taxable income and pretax financial income and between the tax bases of assets and liabilities and their reported amounts in the financial statements. Deferred tax assets and liabilities are included in the financial statements at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

STOCK-BASED COMPENSATION

SFAS No. 123, "Accounting for Stock-Based Compensation," encourages, but does not require, companies to record compensation cost for stock-based employee compensation plans at fair value. The Company has elected to continue to account for employee stock-based compensation using the intrinsic method prescribed in
Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to
Employees," and related interpretations, as permitted by SFAS No. 123;
accordingly, compensation expense for stock options is measured as the excess, if any, of the quoted market price of the Company's stock at the date of the grant over the amount an employee must pay to acquire the stock.

For stock options issued to non-employees, the issuance of stock options is accounted for based on the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable.
Compensation expense is recognized in the financial statements for stock options granted to non-employees in the period in which the consideration is obtained from the non-employee.

                                      F-9

EARNINGS PER SHARE
------------------

SFAS No. 128, "Earnings Per Share," requires presentation of basic earnings per share ("Basic EPS") and diluted earnings per share ("Diluted EPS").

Basic EPS is computed by dividing earnings available to common stockholders by the weighted-average number of outstanding common shares during the period.

As of May 31, 2006 and 2005, the effect of all outstanding warrants would be anti-dilutive due to the Company's net losses. No adjustments were made to reported net income in the computation of EPS.

WARRANTS ISSUED IN CONJUNCTION WITH CONVERTIBLE DEBT
----------------------------------------------------

The Company allocates the proceeds received from convertible debt between the liability and the warrants issued in conjunction with the debt, based on their relative fair values, at the time of issuance. The amount allocated to the warrants is recorded as additional paid-in capital and as a discount to the related convertible debt. The discount is amortized to interest expense on a yield basis over the term of the related convertible debt using the effective interest method.

COMPREHENSIVE INCOME
--------------------

The Company has determined that the Company's net loss and foreign currency translation adjustments were the only components of its comprehensive income as of May 31, 2006 and 2005, respectively.

SEGMENT AND GEOGRAPHIC INFORMATION
----------------------------------

The Financial Accounting Standards Board issued SFAS No. 131, "Disclosures about
Segments of an Enterprise and Related Information" effective in 1998. SFAS No.
131 requires enterprises to report financial information and descriptive information about reportable operating segments. It also establishes standards for related disclosures about products and services, geographic areas and major customers. The Company evaluated SFAS No. 131 and determined that the Company operates in only one segment (See Note 15).

FAIR VALUE OF FINANCIAL INSTRUMENTS
------------------------------------

The Company measures its financial assets and liabilities in accordance with generally accepted accounting principles. SFAS No. 107, "Disclosure about Fair
Value of Financial Instruments," requires certain disclosures regarding the fair value of financial instruments. The fair values of the Company's cash, accounts payable, accrued expenses, amounts due to related parties and convertible debentures approximate their carrying values due to the relatively short periods to maturity of these instruments. The amounts shown for notes payable also approximate fair value because current interest rates offered to the Company for debt of similar maturities are substantially the same.

CONVERTIBLE DEBT FINANCING AND DERIVATIVE LIABILITIES

The Company has issued convertible debt securities with non-detachable conversion features and detachable warrants. The Company accounts for such securities in accordance with Emerging Issues Task Force Issue Nos. 98-5, 00-19,
00-27, 05-02, 05-04 and 05-08, and SFAS No. 133, "Accounting for Derivative
Instruments and Hedging Activities" as amended.

In accordance with SFAS 133, the holder's conversion right provision, interest rate adjustment provision, liquidated damages clause, cash premium option, and the redemption option (collectively, the debt features) contained in the terms governing the notes are not clearly and closely related to the characteristics of the notes. Accordingly, the debt features qualify by SFAS 133 to be accounted for separately from the debt instrument and recorded as derivative financial instruments.

At each balance sheet date, the Company adjusts the derivative financial instruments to their estimated fair value and analyzes the instruments to determine their classification as a liability or equity. At May 31, 2006, the estimated fair value of the Company's derivative liability was $6,838,737, as well as a warrant liability of $18,229. The estimated fair value of the debt features was determined using the probability weighted averaged expected cash flows / Lattice Model. The model uses several assumptions

                                      F-10

including: historical stock price volatility (utilizing a rolling 120 day period), risk free interest rate (3.50%), remaining maturity, and the closing price of the Company's commons stock to determine estimated fair value of the derivative liability. In valuing the debt features at May 31, 2006, the Company used the closing price of $0.016 and the respective conversion and exercise prices for the warrants. For the fiscal year ended May 31, 2006, there was an increase in the market value of the Company's common stock from $0.005 at May
31, 2005 to $0.016 at May 31, 2006.

TRANSLATION OF FOREIGN CURRENCY
--------------------------------

The Company's functional currency and its reporting currency is the United
States dollar. The Company's subsidiary, ACL, operates in Canada and its operations are conducted in Canadian currency and therefore its functional currency is the Canadian dollar. In consolidation, foreign currency translation gains and losses are included in other comprehensive income.

RECENT ACCOUNTING PRONOUNCEMENTS
---------------------------------

On December 16, 2004, FASB published Statement of Financial Accounting Standards
No. 123 (Revised 2004), "Share-Based Payment" ("SFAS 123R). SFAS 123R requires that compensation cost related to share-based payment transactions be recognized in the financial statements. Share-based payment transactions within the scope of SFAS 123R include stock options, restricted stock plans, performance-based awards, stock appreciation rights, and employee share purchase plans. The provisions of SFAS 123R are effective as of the first interim period that begins after June 15, 2005. Accordingly, the Company will implement the revised standard in the second quarter of fiscal year 2005. Currently, the Company accounts for its share-based payment transactions under the provisions of APB
25, which does not require the recognition of compensation cost in the financial statements. The Company does not anticipate that the implementation of this standard will have a material impact on its financial position.

In February 2006, FASB issued SFAS No. 155, "Accounting for Certain Hybrid
Financial Instruments". SFAS 155 amends SFAS 133 and SFAS 140. SFAS 155, permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133, establishes a requirement to evaluate interest in securitized financial assets, to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of the
Company's first fiscal year that begins after September 15, 2006. The Company has not yet determined the impact of applying FAS 155.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB
Interpretation No. 48, ACCOUNTING FOR UNCERTAINTIES IN INCOME TAXES, ("FIN 48").
FIN 48 clarifies the accounting for uncertainty in income taxes and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 is effective for financial statements as of January 1, 2007.
The Company has not yet determined the impact of applying FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards
No. 157, FAIR VALUE MEASUREMENTS ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements but does not require any new fair value measurements.
FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The
Company has not yet determined the impact of applying FAS 157.

In September 2006, the FASB issued Statement of Financial Accounting Standards
No. 158, EMPLOYERS' ACCOUNTING FOR DEFINED BENEFIT PENSION AND OTHER
POSTRETIREMENT PLANS, ("FAS 158"). FAS 158 requires an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. FAS 158 is effective for financial statements as of December 31, 2006. The Company does not anticipate that the implementation of this standard will have a material impact on its financial position.

In February 2007, the FASB issued Statement of Financial Accounting Standards
No. 159, The Fair Value Option for Financial Assets and Financial Liabilities,
("FAS 159"). FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. FAS 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company has not yet determined the impact of adopting FAS 159 on the Company's financial position.

                                      F-11

ESTIMATES
---------

The preparations of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the period presented. Actual results could differ from those estimates.

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment is summarized as follows at May 31, 2006:

                                                                     2006

                                                                  -----------

         Computer equipment                                       $     4,361
         Furniture and equipment                                        5,258
         Leasehold improvements                                         4,853
                                                                  -----------
                                                                       14,472
         Less: accumulated depreciation                                12,279
                                                                  -----------
                                                                  $     2,193
                                                                  ===========

Depreciation expense was $408 and $467 for the fiscal years ended May 31, 2006 and 2005, respectively.

NOTE 4 - ADVANCE ON EQUIPMENT PURCHASES AND SETTLEMENT OF DEBT

Pursuant to an agreement with a manufacturer, which was controlled by Ackles, the Company had advanced $100,000 towards the purchase of an aquatic timber harvesting machine at a cost of $750,000. During July 2004, the Company entered into an agreement to return the aquatic timber harvesting equipment in exchange for a $100,000 reduction in amounts currently owed to the former CEO and the manufacturer. During the period ended November 30, 2005, the Company began negotiations to amend the settlement agreement and, as of May 31, 2006, had paid
Ackles and a related party $196,970 while negotiating such settlement. As of May
31, 2006, negotiations to amend the settlement were still in process (See Notes
8 and 18).

NOTE 5 - INVESTMENT IN HAMILL LEASE

The investment in Hamill lease consists of the following for fiscal year ended
May 31, 2006:

         Balance at beginning of fiscal year                      $   640,234
         Additional investment                                        439,510
         Proportionate equity in natural gas revenues                 533,816
         Receipt of earnings in Hamill lease                         (458,182)
         Depletion of investment cost                                (223,075)
                                                                  -----------
                                                                  $   932,303
                                                                  ===========

(See Note 18 - Subsequent Events).

The Hamill lease represents a significant equity investment of the Company. The following table presents the total revenues, expenses and net income for the
Hamill lease, as well as the Company's proportionate share.

--------------------------------------------------------------------------------
FOR THE PERIOD ENDED                      MAY 31, 2005             MAY 31, 2006
--------------------------------------------------------------------------------
                                  LEASE TOTAL   AQCI %     LEASE TOTAL   AQCI %
--------------------------------------------------------------------------------
TOTAL REVENUE                      $797,119    $127,539   $3,336,350    $533,816
--------------------------------------------------------------------------------
TOTAL LEASE OPERATING EXPENSES     $152,065     $30,413     $396,405     $79,281
--------------------------------------------------------------------------------
NET INCOME                         $645,054     $97,126   $2,939,945    $454,535
--------------------------------------------------------------------------------

NOTE 6 - INVESTMENT IN PRADO LEASE

The investment in Prado lease consists of the following for fiscal year ended
May 31, 2006:

          Balance at beginning of fiscal year                       $     5,240
          Release of non-refundable deposit by Titan                     40,000
          Proportionate equity in oil revenues                            7,026
          Receipt of earnings in Prado lease                             (1,950)
          Depletion of Investment Cost                                     (398)
                                                                    -----------
                                                                    $    49,918
                                                                    ===========

During July 2004, the Company entered into an agreement in principle to sell a portion of its working interest in the Prado field to Titan Consolidated Inc.
("Titan"), a Nevada Corporation. The Company received a total of $40,000 in non-refundable deposits from Titan pursuant to a purchase agreement that was terminated in November 2005.

On April 6, 2006, the Company and New Century Energy Corp ("New Century") ("New
Century Group", collectively) signed a new extension agreement with Strong
Petroleum Group, Inc. The new extension agreement calls for Strong to complete the re-development of the Company's Prado field interests ("Prado Assets") by
September 21, 2006. In exchange for the extension of time, the New Century Group will increase its 12.5% working interest to 25% in the Prado Assets. Beginning
April 1, 2006, the New Century Group shall also be entitled to one-quarter of all net production proceeds. If Strong fails to perform in accordance with the
Revised Work Program on or before the Extended Deadline, their rights will terminate with respect to any and all producing wells associated with the Prado
Assets. Additionally, all rights, title and interest in any and all equipment installed on the Prado Assets shall become our property and our assets.

(See Note 18 - Subsequent Events)

NOTE 7 - INVESTMENT IN BROOKSHIRE LEASE

The investment in Brookshire lease consists of the following for fiscal year ended May 31, 2006:

     Initial investment in Brookshire lease (See Notes 1 and 10)     $   19,930

     Additional investment (See Note 10)                                 95,143

     Reimbursement of drilling costs                                     (9,315)
                                                                     ----------

                                                                     $ 105,758
                                                                     =========

NOTE 8 - AMOUNTS DUE TO RELATED PARTIES

Amounts due to related parties consist of the following at May 31, 2006:

                                      F-12

Due to Gary Ackles for unpaid
   consulting fees; severance; and
   expenses paid on behalf of Company
   (See Note 18)                                                  $ 298,233

Due to Gary Ackles for shares returned
   to treasury (See Note 18)                                        144,804

Unpaid license agreement between Legacy
   Systems and Company  (See Note 18)                                80,000

Unpaid consulting fees due to Sheridan Westgarde
   (See Note 18)                                                    122,948

Unpaid consulting fees due Gary Ackles
   (See Note 18)                                                     32,852

Unpaid consulting fees to Harvey Smith
    and Lonnie Hayward (See Note 18)                                 63,190

Due to Sheridan Westgarde for shares
   returned to treasury for professional fees                        46,360

Funds borrowed from Legacy Systems
     (See Note 18)                                                   44,000

Un-Issued Stock and Amounts Due Consultants                           3,838
                                                                   --------

                                                                  $ 836,225
                                                                  =========

All amounts due to related parties are non-interest bearing and payable on demand.

During July 2004, the Company entered into an agreement to settle all amounts due Sheridan Westgarde, CEO, as of May 31, 2004 (See Note 14 & 18).

NOTE 9 - CONVERTIBLE NOTES AND WARRANTS

Convertible debentures payable bear interest at 12 percent, due on a quarterly basis, and are secured by a first priority interest in the Company's assets. Any amount of principal or interest due under the debentures, which is not paid when due will bear interest at 15 percent per annum from the due date thereof until the amount is paid. Debentures aggregating $780,800 at May 31, 2003, were amended in December 2003 to be convertible into the Company's common shares at
40 percent of the average of the lowest three inter-day sales prices during the twenty trading days immediately preceding the conversion date.

                                      F-13

During March 2004 and August 2004, the Company issued a $900,000 and $250,000, respectively, of convertible notes and warrants. Convertible debentures payable bear interest at 10 percent, due on a quarterly basis, and are secured by a first priority interest in the Company's assets. Any amount of principal or interest due under the debentures, which is not paid when due will bear interest at 15 percent per annum from the due date thereof until the amount is paid. The debentures are convertible, at the investors' sole option, into common shares at the lesser of $0.004 per share (fixed conversion price) or 40 percent of the average of the lowest three inter-day sales prices during the twenty days immediately preceding the conversion date. During June 2005, the Company agreed to an amendment to change the applicable percentage of discount to 70 percent.
If, at any time, the Company issues or sells any shares of common stock for no or below market consideration (dilutive issuance), then immediately upon the dilutive issuance, the fixed conversion price will be reduced to the amount of the consideration per share received by the Company in such dilutive issuance.
The number of common shares issuable upon the conversion of the debentures is limited to 4.9 percent in beneficial ownership by the debenture holders and its affiliates of the outstanding shares of common stock. Once the maximum amount of common shares has been issued, in lieu of any further right to convert the debentures, the Company shall pay to the debenture holder, an amount equal to
130 percent of the then outstanding principal amount of the debenture plus accrued and unpaid interest and other related charges within fifteen business days of the maximum conversion date. If the Company exercises its right to prepay the debentures, the Company will make payment to the debenture holders in an amount equal to 150 percent of the sum of the then outstanding principal amount of the debentures plus accrued and unpaid interest on the unpaid principal amount of the debenture to the optional prepayment date plus any other related penalties. The debentures do not automatically convert to common shares on their due dates.

After a thorough analysis and review of the terms of the note and respective covenants, the Company has determined the appropriate method of accounting is including the entire debt as a current liability on the balance sheet, since the debt is immediately convertible at the option of the holder.

The proceeds from the financing transactions were allocated to the debt features and to the warrants based upon their fair values. After the latter allocations, the remaining value, if any, is allocated to the Note on the financial statements.

The debt discount is being accreted using the effective interest method over the term of the note. The value of the discount on the converted notes on the books is being accreted over the term of the note (two years). For the fiscal years ended May 31, 2006 and 2005, the Company accreted $637,498 and $717,039, respectively, of debt discount related to the Notes.

WARRANTS ISSUED

The estimated fair values of the warrants at issuance were as follows:

                                                                     Initial
                                  Number of        Value at        Volatility
  Date of Warrants Issued         Warrants         Issuance          Factor
--------------------------    --------------    --------------   --------------
March 22, 2004                      900,000     $       3,585          254%
August 6, 2004                      250,000     $         552          254%

These amounts have been classified as a derivative instrument and recorded as a liability on the Company's balance sheet in accordance with current authoritative guidance. The estimated fair value of the warrants was determined using the Black-Scholes option-pricing model with a closing price of on the date of issuance and the respective exercise price, a 5 year term, and the volatility factor relative to the date of issuance. The model uses several assumptions including: historical stock price volatility (utilizing a rolling 120 day period), risk-free interest rate (3.50%), remaining time till maturity, and the closing price of the Company's common stock to determine estimated fair value of the derivative liability. In valuing the warrants at May 31, 2006, the Company used the closing price of $0.016, the respective exercise price, the remaining term on each warrant, and a volatility of 273%. In accordance with the provisions of SFAS No. 133, Accounting for Derivative Instruments, the Company
is required to adjust the carrying value of the instrument to its fair value at each balance sheet date and recognize any change since the prior balance sheet date as a component of Other Income (Expense). The warrant derivative liability at May 31, 2005, had increased to a fair value of $5,742, due in part to an increase in the market value of the Company's common stock to $0.005 from $0.004 at issuance of the May 31, 2004 amount, which resulted in "Other Expense" of
$2,146 on the Company's books. For the fiscal year ended May 31, 2006, the warrant derivative liability had increased to a value of $18,229, due in part to an increase in the market value of the Company's common stock to $0.016

                                      F-14

from $0.005 at May 31, 2005, which resulted in an "Other Expense" item of
$12,487 for the fiscal year ended May 31, 2006. The Company used a closing price of $0.016, the respective exercise prices, remaining time till maturity and a
273% volatility factor.

The recorded value of such warrants can fluctuate significantly based on fluctuations in the market value of the underlying securities of the issuer of the warrants, as well as in the volatility of the stock price during the term used for observation and the term remaining for the warrants.

DEBT FEATURES

In accordance with SFAS 133, the debt features provision (collectively, the features) contained in the terms governing the notes are not clearly and closely related to the characteristics of the notes. Accordingly, the features qualified as embedded derivative instruments at issuance and, because they do not qualify for any scope exception within SFAS 133, they were required by SFAS 133 to be accounted for separately from the debt instrument and recorded as derivative financial instruments.

Pursuant to the terms of the notes, these notes are convertible at the option of the holder, at anytime on or prior to maturity. There is an additional interest rate adjustment feature, a liquidated damages clause, a cash premium option as well as the redemption option. The debt features represents an embedded derivative that is required to be accounted for apart from the underlying notes.
At issuance of the notes, the debt features had an estimated initial fair value as follows, which was recorded as a discount to the Notes and a derivative liability on the consolidated balance sheet.

                                             Debt Features          Initial
     Date of Note      Amount of Notes     Value at Issuance     Carrying Value
--------------------  -----------------    ------------------   ----------------
May 31, 2003          $        780,800     $       1,281,362    $              -
March 22, 2004        $        900,000     $         768,413    $        128,002
August 6, 2004        $        250,000     $         209,989    $         39,459

In subsequent periods, if the price of the security changes, the embedded derivative financial instrument related to the debt features will be adjusted to the fair value with the corresponding charge or credit to Other Expense or
Income. The estimated fair value of the debt features was determined using the probability weighted averaged expected cash flows / Lattice Model with the closing price on original date of issuance, a conversion price based on the terms of the respective contract, a period based on the terms of the notes, and a volatility factor on the date of issuance. The model uses several assumptions including: historical stock price volatility (utilizing a rolling 120 day period), risk-free interest rate (3.50%), remaining maturity, and the closing price of the Company's common stock to determine estimated fair value of the derivative liability. In valuing the debt features at May 31, 2006, the Company used the closing price of $0.016 and the respective conversion price, a remaining term coinciding with each contract, and a volatility of 273%. For the fiscal year ended May 31, 2005, due in part to an decrease in the market value of the Company's common stock to $0.005 from $0.004 at May 31, 2004, the Company recorded Other Income on the consolidated statement of operations for the change in fair value of the debt features of approximately $56,747. At May 31, 2005, the estimated fair value of the debt features was approximately $2,459,205. For the fiscal year ended May 31, 2006, the estimated value of the debt features increased to $6,838,737, thus the Company recorded Other Expense on the consolidated statement of operations for the change in fair value of the debt features related to these notes of $4,379,532 for the fiscal year ended May 31,
2006.

The recorded value of the debt features related to the notes can fluctuate significantly based on fluctuations in the fair value of the Company's common stock, as well as in the volatility of the stock price during the term used for observation and the term remaining for the warrants.

The significant fluctuations can create significant income and expense items on the financial statements of the Company.

                                      F-15

Because the terms of the 2003 - 2005 convertible notes ("notes") require such classification, the accounting rules required additional convertible notes and non-employee warrants to also be classified as liabilities, regardless of the terms of the new notes and / or warrants. This presumption has been made due to the Company no longer having the control to physical or net share settle subsequent convertible instruments because it is tainted by the terms of the notes. Were the notes to not have contained those terms or even if the transactions were not entered into, it could have altered the treatment of the other notes and the conversion features of the latter agreement may have resulted in a different accounting treatment from the liability classification.
The 2005 notes and warrants, as well as any subsequent convertible notes or warrants, will be treated as derivative liabilities until all such provisions are settled.

For the fiscal years ended May 31, 2005 and 2006, the Company recorded Other
Income of $238,445 and Other Expense of $5,029,517 related to the derivative features of the convertible debt, as shown in the following chart:

                                                               May 31, 2006         May 31, 2005
INTEREST EXPENSE RELATED TO CONVERTIBLE DEBT                                         (restated)
-----------------------------------------------------------------------------------------------------

     2003 and 2004 Derivative Liability                           $ (4,379,532)      $        951,350
     2003 and 2004 Warrant Liability                                   (12,487)                4,134
     Accretion of 2003 convertible debt                               (271,245)            (259,850)
     Accretion of 2004 convertible debt                               (366,253)            (457,189)
-----------------------------------------------------------------------------------------------------
Total Interest Expense related to Convertible Debt                  (5,029,517)              238,445
-----------------------------------------------------------------------------------------------------

The balance of the carrying value of the convertible debt as of May 31, 2006 is:

        $  1,261,622  May 31, 2005 value
             637,498  accretion of convertible debt
        ------------
        $  1,899,120  May 31, 2006 carrying value of debt

The balance of the carrying value of the derivative liability as of May 31, 2006 is:

        $ 2,459,205  May 31, 2005 value of derivative liability
            427,240  increase in values of 2003 derivative liability
          3,952,292  increase in values of 2004 derivative liability
        -----------
        $ 6,838,737  May 31, 2006 value of derivative liability

The balance of the carrying value of the warrant liability as of May 31, 2006 is:

        $     5,742   May 31, 2005 value of warrant liability
              9,763   expense, increase in values of 2003 warrant liability
              2,724   expense, increase in values of 2004 warrant liability
        -----------
        $    18,229   May 31, 2006 value of warrant liability

In connection with these convertible debentures, the Company had $974,399 of accrued interest at May 31, 2006 which is included in accrued expenses in these consolidated financial statements.

All convertible debentures are issued to the same group, thus no conflict exists with security in the first priority interest in the Company's assets.

                                      F-16

NOTE 10 - NOTES PAYABLE

In November 2003, the Company signed a loan agreement with an investor for
$25,000, to be repaid in three equal payments over the course of sixty months.
The Company agreed to issue 200,000 shares pending shareholders approval of the proxy (See Note 17). The Company used $15,000 of these investment proceeds to engage First Line Capital LLC of New York to perform legal services in relation to future funding and financing of the Company.

In September 2003, the Company signed an agreement with an investor to provide a loan of approximately $28,000 that would be exchanged for shares should shareholders approve the increase in authorized shares in the forthcoming proxy vote. The note is convertible into 200,000 shares of the Company's common stock.
During July 2004, the Company received an additional short-term loan in the amount of approximately $8,000, which was used, along with Company's available cash, to fund the purchase of the 50 percent ownership interest in the Prado field lease. The Company agreed to repay the $8,000 once funding became available and agreed to pay interest at 20 percent of the amount borrowed over the next 12 months. Following the closing of the $250,000 convertible debentures in August 2004, the investor declined the repayment in favor of re-investing his principal and 20 percent proceeds with the Company. Thus, the total aggregate of the loan is $36,791 and is included in notes payable in these consolidated financial statements.

In June of 2005, the Company entered into a working capital loan agreement with
United Business Associates ("UBA"), a company owned by the Company's current CEO and Lonnie Hayward, a consultant. In November 2005 the Company revised the UBA agreement terms such that the loan will have a six-month interest free period commencing on January 1, 2006, following which it will bear interest at 20% and be payable on demand. As of November 30, 2005 the Company had used $195,073 of these funds for the purchase and development of the Brookshire lease and additional investment in the Hamill Lease to increase production. These advances from UBA are included in Notes Payable in the consolidated balance sheet.

On June 1, 2005, 47,300,000 share certificates of Titan Oil and Gas (formerly
Titan Consolidated Inc. and herein referred to as "Titan"), were received by the
Company. Titan represented that the shares were valued, and the Company agreed, at $460,000. These shares were issued to the Company as consideration for a 40 percent working interest in the Company's Prado field interest (See Note 6 &
18). An agreement was also reached with Titan, whereby the Prado field property interest would be switched to a different property interest that the Company may elect to participate on in the future, the Wharton 3D project. During the three-month period ended November 30, 2005, the Company anticipated utilizing these funds for the Wharton 3D project. During the fiscal year ended May 31,
2006, the Company sold Titan shares to third parties for $286,715 in cash, exchanged 7.3 million Titan shares with Gary Ackles, the Company's former CEO, for a $32,000 increase in the amount on deposit with Ackles and with respect to the ongoing negotiation to settle all amounts owed to Ackles and exchanged
$37,500 in Company debt for approximately 3,500,000 shares of Titan common stock. During November 2005, Titan notified the Company that it was no longer interested in acquiring a 40 percent interest in the Wharton 3D project
(switched from the Prado lease), and decided to terminate their agreement with the Company. On December 1, 2005, Titan signed an agreement to accept $100,000 in cash as full renumeration of their initial investment in Wharton 3D (switched from Prado). As of February 28, 2006, the Company had paid the settlement amount to Titan in full and Titan has acknowledged that they no longer have any claim or rights to the Company's Wharton 3D or Prado field interest. During the fiscal year ended May 31, 2006, the Company recorded a $256,218 gain on settlement of
Wharton 3D project. (See Note 18)

During November 2005, the Company received a short term non-interest bearing loan from a Company owned by Lonnie Hayward, a Company consultant for a total of
$50,000, which was used, along with Company's available cash, to fund the settlement payments to Ackles and a related party. As of May 31, 2006, this loan has been repaid in full (See Note 18).

During January 2006, the Company received a loan of $50,000 from a Mr. Don
Morgan of Portland Oregon. The Company agreed to repay the loan in over 24 monthly payments with 10 percent interest.

                                      F-17

NOTE 11 - INCOME TAXES

The reconciliation of the effective income tax rate to the Federal statutory rate is as follows for the fiscal years ended May 31:

                                                2006              2005
                                          ---------------- -----------------
Federal Income Tax Rate                            (34.0)%            (34.0)%
Effect of Valuation Allowance                       34.0%              34.0%
                                          ---------------- -----------------
Effective Income Tax Rate                            0.0%               0.0%
                                          ===============  =================

At May 31, 2006, the Company had net operating loss carry-forwards for Federal income tax purposes of approximately $4,800,000. Because of the current uncertainty of realizing the benefit of the tax carry-forwards, a valuation allowance equal to the tax benefit for deferred taxes has been established. The full realization of the tax benefit associated with the carry-forwards depends predominantly upon the Company's ability to generate taxable income during the carry-forward period.

Deferred tax assets and liabilities reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows:

          Deferred Tax Assets
               Loss Carry-forwards         $ 2,029,715
               Less: Valuation Allowance    (2,029,715)
                                           -----------
          Net Deferred Tax Asset           $      --
                                           -----------

Net operating loss carry-forwards expire starting in 2012 through 2026. Per year availability is subject to change of ownership limitations under Internal
Revenue Code Section 382.

NOTE 12 - COMMITMENTS AND CONTINGENCIES

LEASE OPERATING AGREEMENT
-------------------------

The Company has a Lease Operating Agreement in place with Century. The agreement requires the Company to pay its 20% share of lease operating fees, with the amount totaling approximately $80,000 for the fiscal year ended May 31, 2006.
The agreement also details the Company's responsibility for 20% of all lease operating expenses, unscheduled repair, maintenance or re-completion of the lease or wells on an as required basis and of all future development costs. The lease agreement continues for as long as the Company has a working interest in the Hamill lease.

                                      F-18

NOTE 13 - COMMON STOCK

COMMON STOCK
------------

The Company has authorized 100,000,000 shares of $0.001 par common stock. As of
May 31, 2006 and 2005, 100,000,000 shares were issued and outstanding. The
Company plans to obtain the approval of its shareholders to increase the total number of authorized shares as well as perform a reverse split of the issued and outstanding shares to provide for the conversion of debentures for equity, use equity positions as incentive for attracting professionals, payment of professionals, sell additional shares for cash and use equity as payment for mergers and acquisitions (Note 18).

During June 2001, the Company issued 2,500,000 shares of restricted stock at
$0.05 per share for deposit on the purchase of equipment (price reflected market price) for a total value of $125,000. As of May 31, 2004, the agreement has been formally canceled by the seller. Therefore, the value of the shares of $125,000 has been presented as a contra equity item, as the Company determined that the amount no longer represents an asset as defined in Statement of Financial
Accounting Concepts No. 5 "Recognition and Measurement in Financial Statements
of Business Enterprises". The Company has had difficulty in retrieving the original restricted share certificates due to the death of the stockholder. As of May 31, 2005, the Company had received from the executor of the stockholder's estate a letter informing the Company that they are unable to return the original stock certificates due to their being lost or destroyed and instructions to the Company's transfer agent to cancel the certificates. During the fiscal year ended May 31, 2006, the Company received notice of cancellation of the original stock certificates by the transfer agent.

After cancellation of the stock certificates related to the purchase of equipment, the Company issued the 2,500,000 shares of its common stock to its
CEO for compensation totaling $3,750.

In accordance with the debenture agreement (Note 9), the Company is required to, during the period the conversion rights exists, reserve from its authorized and unissued common stock a sufficient number of shares to provide for the issuance of common stock upon the full conversion of the debentures.

PREFERRED STOCK
---------------

The Board of Directors has the authority to issue preferred stock and to fix and determine its series, relative rights and preferences. As of May 31, 2006 and
2005, no classes of preferred stock were authorized, issued or outstanding.

NOTE 14 - RELATED PARTY TRANSACTIONS

The Company had a three-year consulting agreement with it's CEO, Director and
President that commenced April 1, 2003. Effective, March 1, 2004, this agreement was modified to reduce the cash portion of the monthly consulting fee to $5,000 per month and include $1,500 per month in stock compensation. As of May 31,
2006, approximately $123,000 was owed to Mr. Westgarde for unpaid consulting fees. As of May 31, 2006 the stock commitment made to Mr. Westgarde has not been fulfilled (See Note 18). In addition, the Board of Directors had committed to make the CEO a significant shareholder in the Company with a share position of 5 percent of the new authorized share volume of the Company issued over the course of three years.

During July 2004, the Company entered into an agreement to exchange amounts due to the CEO, as well as stock compensation due under the current consulting agreement, for a 27 percent common share equity position in the Company post-restructured and pending shareholder approval of the Proxy. As a director of the Company, the CEO's shares would be affiliate status and bearing all restrictions according to affiliates as stated in the Securities and Exchange
Act of 1933 (See Notes 17 and 18).

During July 2004, the Company entered into an agreement with the former Company
CEO and a manufacturing company controlled by him, to settle amounts currently owed to both. The agreement requires the Company to return the aquatic timber harvesting equipment (See Note 4) and issue 40,000,000 pre-restructured shares of the Company's common stock in exchange for, forgiveness of the $44,000 borrowed from the manufacturer and the $80,000 due in un-paid licensing fees.
The remaining amount due the former CEO of $417,000 will be converted into 13 percent of the issued and outstanding post-restructured shares of the Company pending shareholder approval of the Proxy (See Note 17). The agreement stipulates that the former CEO would be an affiliate of the Company bearing all the restrictions of Affiliates according to the Securities and Exchange Act of
1933. During the period ended November 30, 2005, the Company began negotiations to amend the settlement agreement and, as of May 31, 2006, had paid Ackles and a related party $196,970 (See Notes 8 and 12) while negotiating such settlement.
As of May 31, 2006, negotiations to amend the settlement agreement were still in process (See Notes 8 and 18).

During July 2004, the Company received short term loans from its CEO, a consultant and another individual for a total of $42,000, which was used, along with Company's available cash, to fund the purchase of the 50 percent ownership position in the Prado Field lease (See Note 18). The Company agreed to repay the loan amount borrowed once funding becomes available and agreed to pay an additional 20 percent of the amount borrowed over the next 12 months. Following the closing of the $250,000 convertible debentures in August 2004, the CEO and the consultant were repaid their principal amounts plus 10 percent, while the other individual declined repayment in favor of re-investing his principal and proceeds with the Company. As of the date of this filing the remaining 10 percent has not been paid.

During May 2004, the Company borrowed $44,000 from Legacy Systems Corporation, a
Company owned by the former CEO. The security for the loan was the aquatic timber harvesting equipment (Note 4).

                                      F-19

During March 2004, the Company entered into a consulting agreement with Harvey
Smith to provide oil and gas expertise. The consulting agreement, effective
February 1, 2004, was for one year and provided for consulting fees of $2,000 cash and $2,000 worth of Company common stock. In addition, the Company had committed to make Mr. Smith a significant shareholder pending shareholder approval of the proxy (See Note 17). The Company had also agreed to compensate
Mr. Smith with a 7 percent commission on any financings that Mr. Smith brings to the Company. This contract expired February 1, 2005 and has not been renewed by the Company. As of May 31, 2006, approximately $19,000 was owed to Mr. Smith for unpaid consulting fees.

During March 2004, the Company entered into a consulting agreement with Lonnie
Hayward, a Consultant who was instrumental in the Company acquiring the working interest in the Hamill lease. The consulting agreement, effective December 15,
2004, was for one year and provided for consulting fees of $3,500 cash and
$1,500 worth of Company common stock. In addition, the Company has committed to make Mr. Hayward a significant shareholder pending shareholder approval of the proxy (See Note 17). As of fiscal year ended May 31, 2006, the Company has continued to honor the terms of Mr. Hayward's original contract and have been doing so on a month to month basis. As of May 31, 2006, approximately $44,190 was owed to Mr. Hayward for unpaid consulting fees.

In June of 2005, the Company entered into a working capital loan agreement with
United Business Associates ("UBA"), a company owned by the Company's current CEO and Lonnie Hayward, a consultant. In November 2005 the Company revised the UBA agreement terms such that the loan will have a six-month interest free period commencing on January 1, 2006, following which it will bear interest at 20% and be payable on demand. As of November 30, 2005 the Company had used $195,073 of these funds for the purchase and development of the Brookshire lease and additional investment in the Hamill Lease to increase production. These advances from UBA are included in Notes Payable in the consolidated balance sheet. (See
Note 10)

During November 2005, the Company received a short term loan from a Company owned by a consultant to the Company for a total of $50,000, which was used, along with Company's available cash, to fund the settlement payments to Ackles and a related party (See Note 18). During December 2005, the Company repaid the loan in full.

After cancellation of the stock certificates related to the purchase of equipment (Note 13), the Company issued 2,500,000 shares of its common stock to its CEO for compensation valued at $3,750.

During February 2006, Mr. Les Westgarde, a related party to the Company's current CEO, has been providing business and administrative consulting services to the Company for $3,000 per month and $500 per month in expenses (See Note
18). In October 2006 the Company's Board of Directors approved a new agreement to pay Mr. Westgarde $5,000 per month for the three months period of October through December 2006, following which the Company will have the option to pay
20 percent in stock for services rendered.

NOTE 15 - SEGMENT INFORMATION

During the fiscal years ended May 31, 2006 and 2005, the Company had foreign assets in Canada. The following geographic area data for trade revenues is based on product or service delivery location, and property, plant, and equipment is based on physical location.

Net earnings from external sources at May 31:

                                        2006        2005
                                      --------   --------
          United States               $457,243   $ 91,634
          Canada                          --         --
                                      --------   --------
                                      $457,243   $ 91,634
                                      ========   ========

Segment assets at May 31:

                                        2006        2005
                                      --------   ----------

          United States             $1,368,769   $  789,604
          Canada                       102,190      102,190
                                      --------   ----------
                                    $1,470,959   $  891,794
                                    ==========   ==========

                                      F-20

NOTE 16 - RESTATEMENT OF FINANCIAL STATEMENTS

The Company has restated its previously issued May 31, 2005 consolidated financial statements for matters related to the following previously reported items: properly reflect the accounting for convertible notes, the related debt derivative and warrants pursuant to EITF Nos. 00-19, 05-02, 05-04 and Statement of Financial Accounting Standards No. 133; and the related income tax effects.
The accompanying consolidated financial statements for 2005 have been restated
to reflect the corrections. Also, accumulated deficit at June 1, 2004 was increased by $500,562 as a result of adjustments to the carrying value of convertible debentures, warrant liability and other derivative liabilities, which previously were unrecorded at May 31, 2004.

FISCAL YEAR ENDED MAY 31, 2005

The following is a summary of the restatements for the fiscal year ended May 31,
2005:

          Increase in interest expense                        ($1,208,184)
          Decrease in financing fees                            1,229,716
          Amortization of debt discount                          (717,039)
          Net changes in fair value of derivative liability       951,350
          Net changes in fair value of warrant liability            4,134
             Total other (expenses) income                         (1,406)
                                                              -----------

                                                                  258,571
          Income tax effect of restatement                           --
                                                              -----------
          Total decrease of 2005 net loss                     $   258,571
                                                              ===========

The effect of the Company's previously issued May 31, 2005 consolidated financial statements is summarized below:

                                  Previously
                                    Reported         Change         Restated
                                   -----------    -----------    -----------
Balance Sheet
    Convertible notes, net         $ 1,222,104    $    39,518    $ 1,261,622
    Derivative liability                  --        2,459,205      2,459,205
    Warrant liability                     --            5,742          5,742
     Total current liabilities       2,902,834      2,504,465      5,407,299
     Total long term liabilities          --             --             --
     Total liabilities               2,902,834      2,504,465      5,407,299
     Additional paid in capital      7,389,493     (1,904,802)     5,484,691
     Accumulated deficit            (9,330,518)      (599,842)    (9,930,360)
     Total stockholders deficit     (2,011,040)    (2,504,644)    (4,515,684)

                                  Previously
                                    Reported         Change         Restated
                                   -----------    -----------    -----------
Statement of Operations
     Financing fees                  $ 1,293,963    ($1,229,716)   $    64,247
     Interest expense                       --        1,208,184      1,208,184
     Interest income                        --         (955,484)      (955,484)
     Accretion of convertible debt          --          717,039        717,039
     Loss from operations             (1,528,510)     1,229,716       (298,794)
     Total other income (expense)        103,074         (1,406)       101,668
     Net income (loss)                (1,425,436)       258,571     (1,166,865)

The net loss for the fiscal year ended May 31, 2005 was originally $1,425,436, while the restated net loss is reported as $1,166,865, a decrease of $258,571.
This decrease in net loss, related to the convertible debt and warrants issued
May 31, 2003, March 2004 and August 2004, consists of the following: 1) decrease in financing fees of $1,229,716; 2) income due to change in fair value of the derivative liability of $951,350; 3) income due to change in fair value of the warrant liability of $4,134 offset by 4) the accretion of debt amounting to
$717,039; 5) increase in interest expense of $1,208,184; and 6) other expense of
$1,406.

On the May 31, 2005 consolidated balance sheet, the restatement resulted in an increase in liabilities of $2,504,644 consisting of the following: 1) an increase to the debt derivative liability from $nil to $2,459,205; 2) an increase to the warrant liability from $nil to $5,742; and 3) increase in convertible debentures of $39,518. There was also a decrease in additional paid in capital of $1,904,802.

The basic and diluted loss per share remained the same.

                                      F-21

NOTE 17 - PROXY 14A SHAREHOLDER VOTE

The Company is currently in process to seek approval from shareholders for the following;

1.       To amend our certificate of incorporation to increase the number of authorized Common Stock from 100,000,000 to 3,000,000,000 shares;

2.       To amend our certificate of incorporation to change the Company name to
         Valor Energy Corporation;

The increase in authorized shares will allow the Company to facilitate amounts due to related parties as well as the conversion of existing convertible debt
(Notes 8 and 9).

The change of our Company name will better identify the Company in the new business.

The Company has made certain stock commitments to consultants and key individuals and they are as follows;

INDIVIDUAL                                    PROPOSED PERCENTAGE OF ISSUED AND
                                                 OUTSTANDING STOCK FOLLOWING
                                               ISSUANCE TO MAJOR STAKEHOLDERS

Lonnie Hayward - (See Note 12)                                27.00%

Gary Ackles for settlement of amounts due
(See Notes 8 and 18)                                           5.00%

Harvey Smith for expertise & consulting (See
Note 12)                                                       4.89%

Sheridan B. Westgarde Director/CEO & for
amounts due (See Notes 14 and 18)                             27.00%

NOTE 18 - SUBSEQUENT EVENTS

MISCELLANEOUS DEVELOPMENTS

In October 2006, the Company's Board of Directors approved a new agreement to pay Mr. Westgarde $5,000 per month for the three months period of October through December 2006, following which the Company will have the option to pay
20 percent in stock for services rendered.

During July 2006, the previous agreement with the Company's CEO, Mr. Sheridan
Westgarde, to exchange all amounts due in cash and stock compensation for a 27 percent common share equity position in the Company post-restructured and pending shareholder approval of the Proxy has expired. The Company is responsible to pay all amounts owed to Mr. Westgarde for consulting services and stock returned to treasury (See Note 8).

During July 2006 the agreement between the Company and the Company CEO Sheridan
Westgarde to settle all amounts owed Mr. Westgarde expired. All amounts are currently owed and payable on demand. (See Notes 8 and 14)

During July 2006, the company finalized the cancellation of the 2,500,000 shares of restricted stock that were originally on deposit for the purchase of equipment. Subsequently the Board of Directors approved the issuance of these shares as compensation to the Company's CEO. At the time of issuance the stock was valued at $3,750.

During July and September 2006, the Company received a loan from Mr. Lonnie
Hayward, a consultant to the Company, and a Company controlled by Mr. Hayward for an aggregate amount of $180,000. Funds were used to cover costs associated with the development of the Hamill lease. The Company agreed to pay Mr. Hayward
$200,000 in return for his loan at such time as the Company is able. In October
2006, the Company made a partial payment to Mr. Hayward in the amount of
$120,000.

During October 2006, the Company's Board of Directors approved a new contract for Mr. Sheridan Westgarde, the Company's CEO. The contract has a three-year term commencing September 1, 2006 and providing for monthly consulting fees of
$7,500, of which $6,000 is payable in cash and the remaining $1,500 in stock for services rendered. In addition, the Board of Directors has committed to make the
CEO a significant shareholder in the Company with a share position of 5 percent of the new authorized share volume of

                                      F-22

the Company or at Westgarde's option, a 27 percent ownership position in the issued and outstanding shares following initial issuance to stakeholders.
Additionally, this new contract contains a termination provision providing Mr.
Westgarde a 24 month severance and a guarantee on his un-issued stock (See Note
14 and 17).

During November 2006, the Company contracted with NewsUSA, a North American news media service, to provide media coverage to the Company. The contract is for three months at $15,000 per month.

During November 2006, the Company accepted a loan from Mr. Peter Matousak for
$15,000. The proceeds were paid directly to NewsUSA, a North American news media service, and on the Company's behalf representing the first month payment on the
Company's contract with NewsUSA. In the agreement the Company Board of Directors approved to issue Mr. Matousak 500,000 shares of Company stock with piggy back registration rights and to be issued pending shareholders approval of the proxy to increase the Company's authorized shares and change the Company name (See
Note 17).

DEVELOPMENTS WITH HAMILL LEASE

On September 18, 2006 the Company paid to New Century its 20 percent pro-rata share, totaling $68,634.30 for 1,610 acres State of Texas oil and gas leases in the offshore area of Matagorda County, Texas. Four new leases totaling 1,610 acres have been acquired by the Company, and this acreage is contiguous with our onshore Sargent South Field acreage. The new leases are subject to our Joint
Operating Agreement with New Century Energy Corp and have a term of five years and expire on April 4, 2011.

DEVELOPMENTS WITH PRADO FIELD

On September 21, 2006 the Company's (together with New Century Energy Corp)
agreement with Strong Petroleum Group ended. On September 28, 2006 a Memorandum
Concerning the Termination of the Development Agreement with Strong was signed by the Company, New Century and Strong.

On October 6, 2006 the Company sold all of its 50% Prado field working interest to New Century Energy Corp. in exchange for $300,000 in cash and a relinquishment by New Century of all of New Century's 7.5% interest in the
Company's issued and outstanding stock to be issued following the Company's restructuring. This 7.5 percent interest in the Company's stock was as per the
January 1, 2005 First Amendment to the Purchase and Sale and Exploration
Agreement with New Century. As a result of this agreement the Company has removed its proposal to perform a reverse split (restructuring) of the Company's issued and outstanding shares from its revised proxy 14/A filing (Not yet filed). (See Above "Developments with Prado Field", Notes 1, 6 &18)

DEBT SETTLEMENT AND ACQUISITION

In October of 2006 the Company completed a final settlement agreement with
Ackles. This agreement resulted in the Company purchasing from Ackles all rights, title and interest to the TigeroLynk(TM) patents (US & CAN), blueprints, drawings and concepts for $250,000 (Plus $20,000 in late payment penalties) as condition upon Ackles agreeing to accept $25,000 payment for unpaid expenses and relinquishing the remaining total of $450,889 in other amounts owed to him. The purchase of the TigeroLynk(TM) technology involve the following commitments to
Ackles; 1) a 50/50 (percent) profit share agreement with Ackles on the first 5
TigeroLynk(TM) machines sold, 2) a 7.5 percent royalty assignment on the first five machines, reducing to 5 percent on each successive machine. Additionally, the Company has committed to issue to Ackles 5 percent of its issued and outstanding stock to Ackles, pending shareholder approval of the increase in authorized shares, as incentive to completing the settlement agreement.

As of November 2006, the Company had paid Ackles the $25,000 payment for expenses, the $196,970 that was on deposit with him at May 31, 2006, as well as additional payments of $40,000. The agreement was consummated as final even though a remaining balance of $33,070 is yet owing to Ackles, of which, Ackles has agreed will be left in the Company's notes payable with Ackles holding an option to convert this balance to the Company's stock following the increase in authorized shares and pending shareholder approval of the Proxy (See Note 17).

Also in October 2006, the Company completed a settlement agreement with Legacy, whereby the Company will exchange 1.08 percent of its issued and outstanding shares, pending shareholder approval of the increase in authorized shares, for the total of $124,000 owed to Legacy, comprised of $80,000 for unpaid licensing fees and a $44,000 loan. Previous to this agreement the Company was operating under the expectation that the mechanical assembly and components of the
TigeroLynk(TM) AR-120 machine, constructed and stored at a manufacturing facility in Kamloops, British Columbia Canada, would be exchanged for amounts owed Legacy, HOWEVER THIS IS NO LONGER THE CASE. THE FINAL SETTLEMENT REACHED
RELINQUISHES ACKLES AND LEGACY OF ANY RIGHTS, TITLE OR INTEREST IN THE
EQUIPMENT.

                                      F-23

NOTE 19 - ESTIMATED QUANTITIES OF PROVED OIL AND GAS RESERVES AND PRESENT VALUE
OF ESTIMATED FUTURE NET REVENUES

This section provides information required by Statement of Financial Accounting
Standards No. 69, Disclosures about Oil and Gas Producing Activities.

As of fiscal year ended May 31, 2004, no report was available on which the
Company could base audited reserve estimates consistent with the Securities and
Exchange Commission regulations. As such, the Company reported unaudited estimates that were subject to change once such a report became available. As of fiscal year ended May 31, 2005, the Company's reserve estimates were changed based on the January 1, 2005, report produced by R.A. Lenser and Associates, registered petroleum engineers and geologists. During fiscal year ending May 31,
2006, the Company received a new report for the period as of January 1, 2006 produced by R.A. Lenser and Associates, registered petroleum engineers and geologists. The proved reserves estimates in the report conform to the definitions as set forth in the Securities and Exchange Commission's Regulation
S-X Part 210.4-10 (a) as clarified by various Commission Staff Accounting
Bulletins and to the definitions endorsed by the Society of Petroleum Engineers
(SEE), the Society of Petroleum Evaluation Engineers (SPEE) and the World
Petroleum Congresses (WPC)." R. A. Lenser & Associates, independent petroleum engineers located in Houston, Texas, prepared estimates of the net proved natural gas reserves as of January 1, 2006 for the South Sargent Field, Hamill
Lease. The reserve estimates were prepared using constant prices and costs in accordance with the guidelines of the Securities and Exchange Commission
("SEC"). The prices used in preparation of the reserve estimates were based on the market prices in effect as of December 31 2005, with the appropriate adjustments (transportation, gravity, basic sediment and water ("BS&W,")
purchasers' bonuses, Btu, etc.) applied to each field. The reserve estimates represent the gross property revenue for the Hamill Lease (South Sargent Field).
Our proved undeveloped (PUD) reserves primarily relate to reserves that are to be recovered from six new proved drilling locations. Since our Hamill Lease located in the South Sargent field in Matagorda County, Texas is in an area with multiple pay zones, this property has proved producing, proved non-producing and proved undeveloped reserves. Proved undeveloped reserves associated with the
Hamill Lease in the South Sargent field in Matagorda County, Texas accounts for approximately 100% of our proved undeveloped gas reserves. We consider these reserves to be lower risk than other proved undeveloped reserves that require drilling at locations offsetting existing production. All of these proved undeveloped reserves are located in favorable structural locations within known producing fault blocks, with multiple pay zones, in a field with reservoirs that historically produced substantial volumes of gas under primary production. The main reason these reserves are classified as undeveloped is because they require significant additional capital investment associated with drilling new wells and building additional sales facilities in order to produce the reserves.

                     AQUATICS CELLULOSE INTERNATIONAL CORP.
                     ESTIMATED NET RESERVES AND INCOME DATA
                   ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS

                                     AS OF JANUARY 1, 2006
                              ------------------------------------
                                  Proved     Proved         Total
                                Producing  Undeveloped     Proved
                              -------------------------------------
Remaining Reserves
   Oil / Condensate - MbbIs            0            0            1
   Gas - MMCF                        122          205          328
Income Data
   Future Gross Revenue       $  947,892   $1,591,741   $2,539,633
   Deductions                    109,800      529,073      638,873
                              ----------   ----------   ----------
   Future Net Income          $  838,092   $1,062,668   $1,900,760
Discounted FNI @ 10%          $  772,238   $  751,028   $1,523,266

REPRESENTATIVE GAS PRICES: Natural gas - $7.75 - Determined based on year-end unescalated prices and costs in accordance with the guidelines of the SEC, discounted at 10% per annum.

                                      F-24

There are numerous uncertainties inherent in estimating quantities of proved oil and natural gas reserves and their values, including many factors beyond our control. The reserve data included herein represents only estimates. Reserve engineering is a subjective process of estimating underground accumulations of oil and natural gas that cannot be measured in an exact manner. The accuracy of any reserve estimate is a function of the quality of available geological, geophysical, engineering and economic data, the precision of the engineering and judgment. As a result, estimates of different engineers often vary. The estimates of reserves, future cash flows and present value are based on various assumptions, including those prescribed by the SEC relating to oil and natural gas prices, drilling and operating expenses, capital expenditures, taxes and availability of funds, and are inherently imprecise. Actual future production, cash flows, taxes, development expenditures, operating expenses and quantities of recoverable oil and natural gas reserves may vary substantially from our estimates. Such variations may be significant and could materially affect estimated quantities and the present value of our proved reserves. Also, the use of a 10% discount factor for reporting purposes may not necessarily represent the most appropriate discount factor, given actual interest rates and risks to which the Company or the oil and natural gas industry in general are subject.

The present values referred to herein should not be assumed to represent the current market value of estimated oil and natural gas reserves. In accordance with requirements of the SEC, the estimates of present values are based on prices and costs as of the date of the estimates, which was January 1, 2006.
Actual future prices and costs may be materially higher or lower than the prices and costs as of the date of the estimate.

Quantities of proved reserves are estimated based on economic conditions, including oil and natural gas prices in existence at the date of assessment. Our reserves and future cash flows may be subject to revisions based upon changes in economic conditions, including oil and natural gas prices, as well as due to production results, results of future development, operating and development costs and other factors. Downward revisions of our reserves could have an adverse affect the Company's financial condition, operating results and cash flows.

Due to recurring net operating losses, which can be utilized to offset projected discounted future net cash flows, no provision for income taxes is considered necessary.

No reserve estimates have been filed with any other Federal authority or agency.


SIGNATURES

Pursuant to the requirements the Securities Exchange Act of 1934, the Registrant
has duly caused this report to be signed on its behalf by the undersigned.

          DATED: APRIL 11, 2007                BY: /S/ SHERIDAN B. WESTGARDE
                                               ---------------------------------
                                               Chief Executive Officer

Exhibit B

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: Aquatic Cellulose International Corporation

2. The articles have been amended as follows (provide article numbers, if available):

Article I. The name of the Corporation shall be Valor Energy Corporation.

Article III. The total number of authorized shares of the Corporation shall be 3,010,000,000 non-assessable shares, 3,000,000,000 of which shall be common voting stock with a par value of $0.001 per share, and 10,000,000 shares of which shall be Series A Convertible Preferred Stock with a par value of $0.001 per share.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 96.46%.*

4. Effective date of filing (optional): May 28, 2007
(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): **/s/ Sheridan B. Westgarde**

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM 78.385 Amend 2003
Revised on: 09/29/05